      As filed with the Securities and Exchange Commission on June 27, 2000

                                              1933 Act Registration No.  2-98149
                                              1940 Act Registration No. 811-4312

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 29 [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 29 [X]


                          PAINEWEBBER MUTUAL FUND TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[       ] Immediately upon filing pursuant to Rule 485(b)
 -------
[   X   ] On June 30, 2000 pursuant to Rule 485(b)
 -------
[       ] 60 days after filing pursuant to Rule 485(a)(1)
 -------
[       ] On _________ pursuant to Rule 485(a)(1)
 -------
[       ] 75 days after filing pursuant to Rule 485(a)(2)
 -------
[       ] On _________ pursuant to Rule 485(a)(2)
 -------

Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest.

PaineWebber
National Tax-Free Income Fund

PaineWebber
Municipal High Income Fund

PaineWebber
California Tax-Free Income Fund

PaineWebber
New York Tax-Free Income Fund

                                ----------------


                                   PROSPECTUS
                                 JUNE 30, 2000


                         ------------------------------

This prospectus offers shares in PaineWebber's four municipal bond funds. Each fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

The funds are not appropriate investments for tax-advantaged accounts.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

                                    Contents
                                   THE FUNDS


---------------------------------------------------------------------------------------------
What every investor
should know about                National Tax-Free Income Fund
the funds                          3             Investment Objective, Strategies and Risks
                                   4             Performance
                                   5             Expenses and Fee Tables
                                 Municipal High Income Fund
                                   6             Investment Objective, Strategies and Risks
                                   7             Performance
                                   8             Expenses and Fee Tables
                                 California Tax-Free Income Fund
                                   9             Investment Objective, Strategies and Risks
                                  10             Performance
                                  11             Expenses and Fee Tables
                                 New York Tax-Free Income Fund
                                  12             Investment Objective, Strategies and Risks
                                  13             Performance
                                  14             Expenses and Fee Tables
                                  15             More About Risks and Investment Strategies
                                       YOUR INVESTMENT

---------------------------------------------------------------------------------------------
Information for                   17             Managing Your Fund Account
managing your fund                               --Flexible Pricing
account                                          --Buying Shares
                                                 --Selling Shares
                                                 --Exchanging Shares
                                                 --Pricing and Valuation
                                   ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------
Additional important              22             Management
information about                 23             Dividends and Taxes
the funds                         23             Financial Highlights

---------------------------------------------------------------------------------------------
Where to learn more                              Back Cover
about PaineWebber
mutual funds


                           The funds are not complete
                                       or
                              balanced investment
                                   programs.

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber National Tax-Free Income Fund

                   PaineWebber National Tax-Free Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the fund's quality standards.

PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests substantially all its assets in municipal bonds. These are bonds and similar securities that are exempt from federal income tax. The fund may invest up to 20% of its total assets in municipal bonds that are subject to the federal alternative minimum tax.


The fund invests primarily in municipal bonds that are investment grade, but it also invests, to a lesser extent, in lower rated bonds. The fund may (but is not required to) use interest rate futures contracts and other derivatives to help manage its portfolio duration. "Duration" is a measure of the fund's exposure to interest rate risk.


The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a "top down" investment process to select bonds for the fund. Mitchell Hutchins determines the appropriate duration for the fund's portfolio based on its assessment of whether market interest rates are likely to rise or fall and on whether rates are most attractive for longer, medium or shorter term bonds. Mitchell Hutchins allocates the fund's investments among market sectors, such as general obligation or revenue bonds and higher or lower credit quality, by analyzing the relative attractiveness of rates and market opportunities in each sector. Within the limits set by these allocation decisions, Mitchell Hutchins selects specific bonds based on an analysis of their credit quality and terms.

PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.



- CREDIT RISK--Municipal bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- POLITICAL RISK--The fund's investments are significantly affected by political changes, including legislation proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.



- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber National Tax-Free Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1990                  6.55%
1991                 11.12%
1992                  8.01%
1993                 12.32%
1994                 -7.14%
1995                 16.01%
1996                  2.29%
1997                  9.37%
1998                  5.67%
1999                 -4.06%


    Total return January 1 to March 31, 2000--2.89%


    Best quarter during years shown: 1st quarter, 1995--6.34%
    Worst quarter during years shown: 1st quarter, 1994--(6.10)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                CLASS A    CLASS B*   CLASS C     CLASS Y    MUNICIPAL
(INCEPTION DATE)                                    (12/3/84)   (7/1/91)   (7/2/92)   (11/3/95)   BOND INDEX
----------------                                    ---------   --------   --------   ---------   ----------
One Year..........................................    (7.90)%    (9.37)%    (5.25)%     (3.88)%     (2.06)%
Five Years........................................     4.78%      4.48%      5.08%        N/A        6.91%
Ten Years.........................................     5.35%       N/A        N/A         N/A        6.89%
Life of Class.....................................     7.30%      5.01%      4.18%       3.98%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the Lehman Brothers Municipal Bond Index for the life of each class were as follows: Class A--8.70%; Class B--6.72%;
  Class C--6.06%; Class Y--4.90%.


--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber National Tax-Free Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.12          0.16          0.14          0.15
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    0.87%         1.66%         1.39%         0.65%
                                                                ====          ====          ====          ====


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $485          $666         $  863        $1,430
Class B (assuming sales of all shares at end of period).....     669           823          1,102         1,561
Class B (assuming no sales of shares).......................     169           523            902         1,561
Class C (assuming sales of all shares at end of period).....     217           440            761         1,669
Class C (assuming no sales of shares).......................     142           440            761         1,669
Class Y.....................................................      66           208            362           810


--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber Municipal High Income Fund

                     PaineWebber Municipal High Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests substantially all of its assets in municipal bonds. These are bonds and similar securities that are exempt from federal income tax. The fund may invest without limit in municipal bonds that are subject to the federal alternative minimum tax (AMT). The fund invests in these bonds when its investment adviser, Mitchell Hutchins Asset Management Inc., believes they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to AMT.


The fund invests primarily in municipal bonds that are of medium or lower credit quality. These include high yield bonds, which are not investment grade and are sometimes called "junk bonds." The fund may (but is not required to) use interest rate futures contracts and other derivatives to help manage its portfolio duration. "Duration" is a measure of the fund's exposure to interest rate risk.


Mitchell Hutchins uses a "top down" investment process to select bonds for the fund. Mitchell Hutchins determines the appropriate duration for the fund's portfolio based on its assessment of whether market interest rates are likely to rise or fall and on whether rates are most attractive for longer, medium or shorter term bonds. Mitchell Hutchins allocates the fund's investments among market sectors, such as general obligation or revenue bonds and higher or lower credit quality, by analyzing the relative attractiveness of rates and market opportunities in each sector. Within the limits set by these allocation decisions, Mitchell Hutchins selects specific bonds based on an analysis of their credit quality and terms.

PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- CREDIT RISK--Municipal bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.



- POLITICAL RISK--The fund's investments are significantly affected by political changes, including legislation proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund. As a result, changes in the value of a single issuer's securities can have a greater impact on the fund's performance.



- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.



- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber Municipal High Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1990                  5.52%
1991                 13.32%
1992                  9.79%
1993                 12.14%
1994                 -7.77%
1995                 15.55%
1996                  5.94%
1997                 10.73%
1998                  5.07%
1999                 -3.49%


    Total return January 1 to March 31, 2000--1.36%


    Best quarter during years shown: 1st quarter, 1995--6.06%
    Worst quarter during years shown: 1st quarter, 1994--(6.53)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                 CLASS A    CLASS B*   CLASS C    CLASS Y    MUNICIPAL
(INCEPTION DATE)                                     (6/23/87)   (7/1/91)   (7/2/92)   (2/5/98)   BOND INDEX
----------------                                     ---------   --------   --------   --------   ----------
One Year...........................................    (7.32)%    (8.70)%    (4.57)%    (3.20)%     (2.06)%
Five Years.........................................     5.70%      5.45%      6.04%       N/A        6.91%
Ten Years..........................................     6.01%       N/A        N/A        N/A        6.89%
Life of Class......................................     6.80%      5.71%      4.73%      0.47%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


 **Average annual total returns for the Lehman Brothers Municipal Bond Index for the life of each class were as follows: Class A--7.33%; Class B--6.72%;
   Class C--6.06%; Class Y--1.67%.


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber Municipal High Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.60%         0.60%         0.60%         0.60%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.20          0.21          0.20          0.26
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.05%         1.81%         1.55%         0.86%
                                                                ====          ====          ====          ====


EXAMPLE

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $503          $721         $  956        $1,631
Class B (assuming sales of all shares at end of period).....     684           869          1,180         1,744
Class B (assuming no sales of shares).......................     184           569            980         1,744
Class C (assuming sales of all shares at end of period).....     233           490            845         1,845
Class C (assuming no sales of shares).......................     158           490            845         1,845
Class Y.....................................................      88           274            477         1,061


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber California Tax-Free Income Fund

                  PaineWebber California Tax-Free Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the fund's quality standards.

PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests substantially all its assets in California municipal bonds. These are bonds and similar securities that are exempt from federal income tax and from California personal income tax. The fund may invest up to 20% of its total assets in California municipal bonds that are subject to the federal alternative minimum tax.


The fund invests primarily in California municipal bonds that are investment grade, but it also invests, to a lesser extent, in lower rated bonds. The fund may (but is not required to) use interest rate futures contracts and other derivatives to help manage its portfolio duration. "Duration" is a measure of the fund's exposure to interest rate risk.


The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a "top down" investment process to select bonds for the fund. Mitchell Hutchins determines the appropriate duration for the fund's portfolio based on its assessment of whether market interest rates are likely to rise or fall and on whether rates are most attractive for longer, medium or shorter term bonds. Mitchell Hutchins allocates the fund's investments among market sectors, such as general obligation or revenue bonds and higher or lower credit quality, by analyzing the relative attractiveness of rates and market opportunities in each sector. Within the limits set by these allocation decisions, Mitchell Hutchins selects specific bonds based on an analysis of their credit quality and terms.

PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.



- CREDIT RISK--Municipal bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all its assets in California municipal bonds, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund.



- POLITICAL RISK--The fund's investments are significantly affected by political changes, including legislation proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.



- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber California Tax-Free Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1990                  6.68%
1991                 10.84%
1992                  7.49%
1993                 11.96%
1994                 -8.07%
1995                 16.80%
1996                  2.74%
1997                  8.80%
1998                  6.00%
1999                 -4.32%


    Total return January 1 to March 31, 2000--3.85%


    Best quarter during years shown: 1st quarter, 1995--7.02%
    Worst quarter during years shown: 1st quarter, 1994--(6.64)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                 CLASS A    CLASS B*   CLASS C    CLASS Y    MUNICIPAL
(INCEPTION DATE)                                     (9/16/85)   (7/1/91)   (7/2/92)   (2/5/98)   BOND INDEX
----------------                                     ---------   --------   --------   --------   ----------
One Year...........................................    (8.17)%    (9.57)%    (5.49)%    (4.09)%     (2.06)%
Five Years.........................................     4.92%      4.64%      5.22%       N/A        6.91%
Ten Years..........................................     5.21%       N/A        N/A        N/A        6.89%
Life of Class......................................     6.84%      4.82%      4.08%      0.54%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


 **Average annual total returns for the Lehman Brothers Municipal Bond Index for the life of each class were as follows: Class A--8.29%; Class B--6.72%;
   Class C--6.06%; Class Y--1.67%.


--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber California Tax-Free Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.20          0.22          0.21          0.18
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    0.95%         1.72%         1.46%         0.68%
Management Fee Waiver*......................................    0.20          0.20          0.20          0.20
                                                                ----          ----          ----          ----
Net Expenses*...............................................    0.75%         1.52%         1.26%         0.48%
                                                                ====          ====          ====          ====


---------

*The fund and Mitchell Hutchins have entered into a written fee waiver agreement. Mitchell Hutchins is contractually obligated to waive 0.20% of its management fee through June 30, 2001, so that the effective management fee during that period is 0.30% of average daily net assets.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to Mitchell Hutchins' fee waiver. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $474          $671         $  886        $1,502
Class B (assuming sales of all shares at end of period).....     655           822          1,115         1,621
Class B (assuming no sales of shares).......................     155           522            915         1,621
Class C (assuming sales of all shares at end of period).....     203           442            778         1,729
Class C (assuming no sales of shares).......................     128           442            778         1,729
Class Y.....................................................      49           197            359           828


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber New York Tax-Free Income Fund

                   PaineWebber New York Tax-Free Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax and from New York State and New York City personal income taxes.

PRINCIPAL INVESTMENT STRATEGIES

The fund normally invests substantially all its assets in New York municipal bonds. These are bonds and similar securities that are exempt from federal income tax and from New York State and New York City personal income taxes. The fund may invest up to 20% of its total assets in New York municipal bonds that are subject to the federal alternative minimum tax.


The fund invests primarily in New York municipal bonds that are investment grade, but it also invests, to a lesser extent, in lower rated bonds. The fund may (but is not required to) use interest rate futures contracts and other derivatives to help manage its portfolio duration. "Duration" is a measure of the fund's exposure to interest rate risk.


The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a "top down" investment process to select bonds for the fund. Mitchell Hutchins determines the appropriate duration for the fund's portfolio based on its assessment of whether market interest rates are likely to rise or fall and on whether rates are most attractive for longer, medium or shorter term bonds. Mitchell Hutchins allocates the fund's investments among market sectors, such as general obligation or revenue bonds and higher or lower credit quality, by analyzing the relative attractiveness of rates and market opportunities in each sector. Within the limits set by these allocation decisions, Mitchell Hutchins selects specific bonds based on an analysis of their credit quality and terms.

PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.



- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all its assets in New York municipal bonds, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.



- POLITICAL RISK--The fund's investments are significantly affected by political changes, including legislation proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund. As a result, changes in the value of a single issuer's securities can have a greater impact on the fund's performance.



- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.



- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber New York Tax-Free Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1990                  5.53%
1991                 12.85%
1992                  9.85%
1993                 12.72%
1994                 -8.48%
1995                 17.57%
1996                  3.46%
1997                  9.31%
1998                  6.29%
1999                 -4.57%


    Total return January 1 to March 31, 2000--3.39%


    Best quarter during years shown: 1st quarter, 1995--7.39%
    Worst quarter during years shown: 1st quarter, 1994--(6.58)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                CLASS A    CLASS B*   CLASS C     CLASS Y    MUNICIPAL
(INCEPTION DATE)                                    (9/23/88)   (7/1/91)   (7/2/92)   (5/21/98)   BOND INDEX
----------------                                    ---------   --------   --------   ---------   ----------
One Year..........................................    (8.39)%    (9.90)%    (5.81)%     (4.34)%     (2.06)%
Five Years........................................     5.31%      5.03%      5.62%        N/A        6.91%
Ten Years.........................................     5.74%       N/A        N/A         N/A        6.89%
Life of Class.....................................     6.12%      5.44%      4.50%       0.13%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


 **Average annual total returns for the Lehman Brothers Municipal Bond Index for the life of each class were as follows: Class A--7.25%; Class B--6.72%;
   Class C--6.06%; Class Y--1.23%.


--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber New York Tax-Free Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.60%         0.60%         0.60%         0.60%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.49          0.49          0.48          0.45
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.34%         2.09%         1.83%         1.05%
Expense Reimbursement*......................................    0.32          0.32          0.31          0.28
                                                                ----          ----          ----          ----
Net Expenses*...............................................    1.02%         1.77%         1.52%         0.77%
                                                                ====          ====          ====          ====


---------

*The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through June 30, 2001 otherwise would exceed the "Net Expenses" rate for each class as shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those years to exceed those "Net Expenses" rates.


EXAMPLE

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $500          $777         $1,075        $1,921
Class B (assuming sales of all shares at end of period).....     680           924          1,294         2,027
Class B (assuming no sales of shares).......................     180           624          1,094         2,027
Class C (assuming sales of all shares at end of period).....     230           545            961         2,123
Class C (assuming no sales of shares).......................     155           545            961         2,123
Class Y.....................................................      79           306            552         1,257


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

                        MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.


Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a municipal bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality municipal bonds are subject to some credit risk. However, credit risk is greater for lower quality municipal bonds. Municipal bonds that are not investment grade involve high credit risk and are considered speculative. High yield, lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.


Some municipal bonds are "insured bonds," which means that a private insurer guarantees payment even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, since if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Bond insurance does not protect against interest rate or other non-credit risks.


DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives as a hedge, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.



INTEREST RATE RISK. The value of municipal bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in municipal bonds will fall. In general, the value of municipal bonds with longer durations fluctuates more in response to interest rate changes than municipal bonds with shorter durations. Bonds that are subject to "call" provisions may be prepaid at specified times prior to their scheduled maturity dates, especially if prevailing interest rates are lower than they were when the bond was issued. A fund may need to reinvest the proceeds of called bonds in investments that pay lower rates, thus reducing the fund's income.


POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of a fund's investments in municipal bonds to fall and might adversely affect the tax-exempt status of the fund's investments or of the dividends that the fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

RELATED SECURITIES CONCENTRATION RISK. Each fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one

--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund
municipal bond also may affect other municipal bonds in the same sector. As a result, the funds are subject to greater risk than funds that do not follow this practice.


SINGLE ISSUER CONCENTRATION RISK. Municipal High Income Fund and New York Tax-Free Income Fund are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held a smaller position.



SINGLE STATE CONCENTRATION RISK. California Tax-Free Income Fund and New York Tax-Free Income Fund invest primarily in the municipal bonds of a single state, and their performance will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. As a result, an investment in these funds could be more volatile and involve greater risk than an investment in a more geographically diversified fund. Information on factors affecting investments in California and New York municipal bonds is contained in the SAI.



ADDITIONAL INVESTMENT STRATEGIES



DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, a fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments that pay taxable interest. Since these investments provide relatively low income that is taxable, a defensive position may not be consistent with achieving a fund's investment objective. However, each fund also may invest in money market instruments that pay tax-exempt interest on an unlimited basis as part of its ordinary investment strategy.



PORTFOLIO TURNOVER. Each fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in portfolio turnover over 100% or more (high portfolio turnover).



Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term capital gains than they would pay on dividends that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's dividends may have on shareholders.


--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

                                Your Investment
                           MANAGING YOUR FUND ACCOUNT

--------------------------------------------------------------------------------

FLEXIBLE PRICING


The funds offer four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.



Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following table.

CLASS A SALES CHARGES

                                              SALES CHARGE AS A PERCENTAGE OF:     DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                        OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                        --------------   -------------------   -------------------------------
Less than $100,000........................       4.00%                4.17%                     3.75%
$100,000 to $249,999......................       3.00                 3.09                      2.75
$250,000 to $499,999......................       2.25                 2.30                      2.00
$500,000 to $999,999......................       1.75                 1.78                      1.50
$1,000,000 and over(1)....................       None                 None                      1.00(2)

---------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

- your spouse, parents or children under age 21;

- your Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- a company that you control;

- a trust that you created;

- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

- accounts with the same adviser.

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

You may qualify for a complete waiver of the sales charge if you:

- Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

- Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  -- you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

- Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;


- Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;



- Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or



- Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.


CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                PERCENTAGE BY WHICH
IF YOU SELL                    THE SHARES' NET ASSET
SHARES WITHIN:                 VALUE IS MULTIPLIED:
--------------                 ---------------------
1st year since purchase......              5%
2nd year since purchase......              4
3rd year since purchase......              3
4th year since purchase......              2
5th year since purchase......              2
6th year since purchase......              1
7th year since purchase......           None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

- You participate in the Systematic Withdrawal Plan;

- You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

- You receive a tax-free return of an excess IRA contribution;

- You receive a tax-qualified retirement plan distribution following retirement; or


- The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.


--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund


CLASS C SHARES



Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.



Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.



Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.



You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets.



NOTE ON SALES CHARGE WAIVERS REGARDING CLASS A, CLASS B AND CLASS C SHARES



If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the funds. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

- Buy shares through PaineWebber's PACE-SM- Multi-Advisor Program;

- Buy $10 million or more of PaineWebber fund shares at any one time;


- Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or



- Are an investment company advised by PaineWebber or an affiliate of PaineWebber.



Class Y shares do not pay ongoing 12b-1 distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.


BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

- Mailing an application with a check; or

- Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:
To open an account.........       $1,000
To add to an account.......       $  100

Each fund may waive or reduce these amounts for:

- Employees of PaineWebber or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations - also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes

--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund
frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

- Your name and address;

- The fund's name;

- The fund account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.
It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.


OTHER INVESTORS. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

- Your name and address;

- The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

- Your account number;

- How much you are exchanging (by dollar amount or by number of shares to be sold); and


- A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)


--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION


The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.


Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated municipal bonds, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISER


Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On May 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 76 separate portfolios and aggregate assets of approximately $52.7 billion.


PORTFOLIO MANAGERS


Dennis L. McCauley, a managing director at Mitchell Hutchins, is responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Mr. McCauley has been employed by Mitchell Hutchins since December 1994.



Elbridge (Ebby) T. Gerry III, a managing director at Mitchell Hutchins, is the sole portfolio manager and has day-to-day responsibility for National Tax-Free Income Fund and New York Tax-Free Income Fund. Mr. Gerry is also a co-portfolio manager for Municipal High Income Fund and California Tax-Free Income Fund. Mr. Gerry has portfolio management responsibilities for over $4 billion in municipal assets at Mitchell Hutchins, including municipal bond and money funds and private accounts. Mr. Gerry has been with Mitchell Hutchins since January 1996 and has held his fund responsibilities since that time. Prior to January 1996, Mr. Gerry was associated with J.P. Morgan Private Banking, where he was responsible for managing municipal assets, including several municipal bond funds.



For Municipal High Income Fund, William W. Veronda, a senior vice president of Mitchell Hutchins, is a co-portfolio manager and has day-to-day responsibility for the fund. Mr. Veronda has been with Mitchell Hutchins since September 1995 and has held his fund responsibilities since that date. From 1984 to August 1995, he was a senior vice president and general manager at Invesco Funds Group, where he managed municipal bond and high yield corporate bond portfolios.


For California Tax-Free Income Fund, Cynthia Bow is co-portfolio manager and also has day-to-day responsibility for the fund. Ms. Bow is a vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982. Ms. Bow has held her fund responsibilities since April 1993.
Other members of Mitchell Hutchins' municipal investments group provide input on market outlook, invest rate forecasts and other considerations pertaining to municipal investments.

ADVISORY FEES


The funds paid fees to Mitchell Hutchins for advisory and administration services during the most recent fiscal year at the following annual contract rates expressed as a percentage of a fund's average daily net assets:



National Tax-Free Income Fund..........    0.50%
Municipal High Income Fund.............    0.60%
California Tax-Free Income Fund........    0.30%*
New York Tax-Free Income Fund..........    0.60%


---------

*This is the effective rate resulting from Mitchell Hutchins' waiver of 0.20% of its 0.50% advisory fee.



OTHER INFORMATION



The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the shareholders of the funds have not been asked to do so.


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

Each fund normally declares dividends daily and pays them monthly. Each fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

Each fund seeks to pay dividends that are exempt from federal income tax. California Tax-Free Income Fund also seeks to pay dividends that are exempt from California personal income tax, and New York Tax-Free Income Fund to pay dividends that are exempt from New York State and New York City personal income taxes.

A portion of each fund's dividends may be subject to federal and state income taxes. Each fund also may pay dividends that are subject to the federal alternative minimum tax.

Each fund's distributions of capital gains are taxable to you for federal income tax purposes. Distributions of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months.

Your fund will tell you how you should treat its dividends for federal and state income tax purposes.

Any taxable dividends you receive from a fund will be taxable to you regardless of whether you receive them in additional fund shares or in cash.

When you sell fund shares, you generally will be subject to federal and state income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares and taxed accordingly.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose reports, along with the funds' financial statements, are included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647-1568.

--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber National Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                      NATIONAL TAX-FREE INCOME FUND
                       ------------------------------------------------------------
                                                 CLASS A
                       ------------------------------------------------------------
                         FOR THE           FOR THE YEARS ENDED           FOR THE
                        YEAR ENDED             FEBRUARY 28,             YEAR ENDED
                       FEBRUARY 29,   ------------------------------   FEBRUARY 29,
                           2000         1999       1998      1997          1996
                       ------------   --------   --------  ---------   ------------
Net asset value,
  beginning of
  period............     $  11.73     $  11.97   $  11.55  $  11.64      $  11.26
                         --------     --------   --------  --------      --------
Net investment
  income............         0.55         0.56       0.56      0.55          0.58
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........        (1.00)        0.05       0.50     (0.09)         0.39
                         --------     --------   --------  --------      --------
Net increase
  (decrease) from
  investment
  operations........        (0.45)        0.61       1.06      0.46          0.97
                         --------     --------   --------  --------      --------
Dividends from net
  investment
  income............        (0.55)       (0.56)     (0.56)    (0.55)        (0.59)
Distributions from
  net realized gains
  from investment
  transactions......        (0.07)       (0.29)     (0.08)    --           --
                         --------     --------   --------  --------      --------
Total dividends and
  distributions to
  shareholders......        (0.62)       (0.85)     (0.64)    (0.55)        (0.59)
                         --------     --------   --------  --------      --------
Net asset value, end
  of period.........     $  10.66     $  11.73   $  11.97  $  11.55      $  11.64
                         ========     ========   ========  ========      ========
Total investment
  return(1).........        (3.91)%      5.31%      9.48%     4.14%         8.75%
                         ========     ========   ========  ========      ========
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....     $194,134     $227,151   $229,040  $263,425      $315,899
Expenses to average
  net assets........        0.87%        0.94%      0.95%     0.91%         0.93%(2)
Net investment
  income to average
  net assets........        4.96%        4.72%      4.77%     4.85%         5.06%(2)
Portfolio turnover
  rate..............          29%          43%        79%       81%           74%


------------


  +  Commencement of issuance of shares
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2)  These ratios include non-recurring acquisition expenses of 0.03%.


--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber National Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                            NATIONAL TAX-FREE INCOME FUND
                       -----------------------------------------------------------------------
                                               CLASS B                              CLASS C
                       --------------------------------------------------------   ------------

                         FOR THE          FOR THE YEARS ENDED        FOR THE        FOR THE
                        YEAR ENDED           FEBRUARY 28,           YEAR ENDED     YEAR ENDED
                       FEBRUARY 29,   ---------------------------  FEBRUARY 29,   FEBRUARY 29,
                           2000        1999      1998      1997        1996           2000
                       ------------   -------   -------   -------  ------------   ------------
Net asset value,
  beginning of
  period............      $ 11.73     $ 11.97   $ 11.55   $ 11.64    $  11.26         $ 11.73
                          -------     -------   -------   -------    --------         -------
Net investment
  income............         0.46        0.47      0.47      0.46        0.49            0.49
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........        (1.00)       0.05      0.50     (0.09)       0.39           (1.00)
                          -------     -------   -------   -------    --------         -------
Net increase
  (decrease) from
  investment
  operations........        (0.54)       0.52      0.97      0.37        0.88           (0.51)
                          -------     -------   -------   -------    --------         -------
Dividends from net
  investment
  income............        (0.46)      (0.47)    (0.47)    (0.46)      (0.50)          (0.49)
Distributions from
  net realized gains
  from investment
  transactions......        (0.07)      (0.29)    (0.08)    --         --               (0.07)
                          -------     -------   -------   -------    --------         -------
Total dividends and
  distributions to
  shareholders......        (0.53)      (0.76)    (0.55)    (0.46)      (0.50)          (0.56)
                          -------     -------   -------   -------    --------         -------
Net asset value, end
  of period.........      $ 10.66     $ 11.73   $ 11.97   $ 11.55    $  11.64         $ 10.66
                          =======     =======   =======   =======    ========         =======
Total investment
  return(1).........        (4.68)%     4.48%     8.62%     3.35%       7.94%           (4.42)%
                          =======     =======   =======   =======    ========         =======
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....      $16,310     $24,085   $32,815   $40,949    $ 51,546         $39,045
Expenses to average
  net assets........        1.66%       1.72%     1.73%     1.67%       1.68%(2)        1.39%
Net investment
  income to average
  net assets........        4.14%       3.93%     3.98%     4.09%       4.31%(2)        4.43%
Portfolio turnover
  rate..............          29%         43%       79%       81%         74%             29%

                                                         NATIONAL TAX-FREE INCOME FUND
                      ---------------------------------------------------------------------------------------------------
                                       CLASS C                                            CLASS Y
                      -----------------------------------------   -------------------------------------------------------
                                                                                      FOR THE YEARS        FOR THE PERIOD
                          FOR THE YEARS ENDED        FOR THE        FOR THE               ENDED             NOVEMBER 3,
                             FEBRUARY 28,           YEAR ENDED     YEAR ENDED          FEBRUARY 28,        1995+ THROUGH
                      ---------------------------  FEBRUARY 29,   FEBRUARY 29,   ------------------------   FEBRUARY 29,
                       1999      1998      1997        1996           2000        1999     1998     1997        1996
                      -------   -------   -------  ------------   ------------   ------   ------   ------  --------------
Net asset value,
  beginning of
  period............  $ 11.97   $ 11.55   $ 11.64    $  11.26         $ 11.73    $11.98   $11.55   $11.65     $  11.62
                      -------   -------   -------    --------         -------    ------   ------   ------     --------
Net investment
  income............     0.50      0.50      0.49        0.52            0.58      0.59     0.59     0.58         0.19
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........     0.05      0.50     (0.09)       0.39           (1.00)     0.04     0.51    (0.10)        0.01
                      -------   -------   -------    --------         -------    ------   ------   ------     --------
Net increase
  (decrease) from
  investment
  operations........     0.55      1.00      0.40        0.91           (0.42)     0.63     1.10     0.48         0.20
                      -------   -------   -------    --------         -------    ------   ------   ------     --------
Dividends from net
  investment
  income............    (0.50)    (0.50)    (0.49)      (0.53)          (0.58)    (0.59)   (0.59)   (0.58)       (0.17)
Distributions from
  net realized gains
  from investment
  transactions......    (0.29)    (0.08)    --         --               (0.07)    (0.29)   (0.08)    --        --
                      -------   -------   -------    --------         -------    ------   ------   ------     --------
Total dividends and
  distributions to
  shareholders......    (0.79)    (0.58)    (0.49)      (0.53)          (0.65)    (0.88)   (0.67)   (0.58)       (0.17)
                      -------   -------   -------    --------         -------    ------   ------   ------     --------
Net asset value, end
  of period.........  $ 11.73   $ 11.97   $ 11.55    $  11.64         $ 10.66    $11.73   $11.98   $11.55     $  11.65
                      =======   =======   =======    ========         =======    ======   ======   ======     ========
Total investment
  return(1).........    4.76%     8.92%     3.61%       8.19%           (3.72)%   5.49%    9.87%    4.32%        1.70%
                      =======   =======   =======    ========         =======    ======   ======   ======     ========
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....  $47,722   $49,647   $59,652    $ 75,076         $   733    $  821   $  241   $  246     $    341
Expenses to average
  net assets........    1.47%     1.47%     1.42%       1.45%(2)        0.65%     0.71%    0.68%    0.65%        0.64%(2)*
Net investment
  income to average
  net assets........    4.20%     4.26%     4.34%       4.57%(2)        5.23%     4.95%    5.04%    5.13%        5.19%(2)*
Portfolio turnover
  rate..............      43%       79%       81%         74%             29%       43%      79%      81%          74%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber Municipal High Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                       MUNICIPAL HIGH INCOME FUND
                       ----------------------------------------------------------
                                                CLASS A
                       ----------------------------------------------------------
                         FOR THE          FOR THE YEARS ENDED          FOR THE
                        YEAR ENDED            FEBRUARY 28,            YEAR ENDED
                       FEBRUARY 29,   ----------------------------   FEBRUARY 29,
                           2000        1999      1998      1997          1996
                       ------------   -------   -------  ---------   ------------
Net asset value,
  beginning of
  period............      $ 10.88     $ 10.96   $ 10.39  $  10.29        $  9.92
                          -------     -------   -------  --------        -------
Net investment
  income............         0.55        0.55      0.55      0.56           0.62
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........        (0.96)      (0.07)     0.57      0.10           0.37
                          -------     -------   -------  --------        -------
Net increase
  (decrease) from
  investment
  operations........        (0.41)       0.48      1.12      0.66           0.99
                          -------     -------   -------  --------        -------
Dividends from net
  investment
  income............        (0.55)      (0.55)    (0.55)    (0.56)         (0.62)
Distributions from
  net realized gains
  from investment
  transactions......        (0.06)      (0.01)    --        --           --
                          -------     -------   -------  --------        -------
Total dividends and
  distributions to
  shareholders......        (0.61)      (0.56)    (0.55)    (0.56)         (0.62)
                          -------     -------   -------  --------        -------
Net asset value, end
  of period.........      $  9.86     $ 10.88   $ 10.96  $  10.39        $ 10.29
                          =======     =======   =======  ========        =======
Total investment
  return(1).........        (3.91)%      4.80%    11.06%     6.61%         10.18%
                          =======     =======   =======  ========        =======
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....      $62,568     $66,771   $59,288  $ 52,593        $57,280
Expenses to average
  net assets........        1.05%        1.12%     1.22%     1.15%          1.10%
Net investment
  income to average
  net assets........         5.27%       5.02%     5.15%     5.49%          5.94%
Portfolio turnover
  rate..............           19%         26%       22%       64%            48%


------------


  +  Commencement of issuance of shares
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber Municipal High Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                             MUNICIPAL HIGH INCOME FUND
                       -----------------------------------------------------------------------
                                               CLASS B                              CLASS C
                       --------------------------------------------------------   ------------

                         FOR THE          FOR THE YEARS ENDED        FOR THE        FOR THE
                        YEAR ENDED           FEBRUARY 28,           YEAR ENDED     YEAR ENDED
                       FEBRUARY 29,   ---------------------------  FEBRUARY 29,   FEBRUARY 29,
                           2000        1999      1998      1997        1996           2000
                       ------------   -------   -------   -------  ------------   ------------
Net asset value,
  beginning of
  period............      $ 10.87     $ 10.96   $ 10.39   $ 10.29    $   9.92         $ 10.88
                          -------     -------   -------   -------    --------         -------
Net investment
  income............         0.47        0.47      0.47      0.48        0.54            0.50
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........        (0.96)      (0.08)     0.57      0.10        0.37           (0.97)
                          -------     -------   -------   -------    --------         -------
Net increase
  (decrease) from
  investment
  operations........        (0.49)       0.39      1.04      0.58        0.91           (0.47)
                          -------     -------   -------   -------    --------         -------
Dividends from net
  investment
  income............        (0.47)      (0.47)    (0.47)    (0.48)      (0.54)          (0.50)
Distributions from
  net realized gains
  from investment
  transactions......        (0.06)      (0.01)    --        --         --               (0.06)
                          -------     -------   -------   -------    --------         -------
Total dividends and
  distributions to
  shareholders......        (0.53)      (0.48)    (0.47)    (0.48)      (0.54)          (0.56)
                          -------     -------   -------   -------    --------         -------
Net asset value, end
  of period.........      $  9.85     $ 10.87   $ 10.96   $ 10.39    $  10.29         $  9.85
                          =======     =======   =======   =======    ========         =======
Total investment
  return(1).........        (4.65)%      3.87%    10.23%     5.82%       9.36%          (4.49)%
                          =======     =======   =======   =======    ========         =======
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....      $13,999     $18,675   $18,097   $19,427    $ 23,868         $19,819
Expenses to average
  net assets........         1.81%       1.88%     1.98%     1.90%       1.85%           1.55%
Net investment
  income to average
  net assets........         4.48%       4.24%     4.39%     4.73%       5.19%           4.76%
Portfolio turnover
  rate..............           19%         26%       22%       64%         48%             19%

                                                    MUNICIPAL HIGH INCOME FUND
                      --------------------------------------------------------------------------------------
                                       CLASS C                                      CLASS Y
                      ------------------------------------------   -----------------------------------------
                                                                                                  FOR THE
                                                                                                  PERIOD
                          FOR THE YEARS ENDED         FOR THE        FOR THE       FOR THE      FEBRUARY 5,
                              FEBRUARY 28,           YEAR ENDED     YEAR ENDED    YEAR ENDED   1998+ THROUGH
                      ----------------------------  FEBRUARY 29,   FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,
                       1999      1998       1997        1996           2000          1999          1998
                      -------   -------   --------  ------------   ------------  ------------  -------------
Net asset value,
  beginning of
  period............  $ 10.96   $ 10.39   $ 10.29     $   9.92         $ 10.88    $    10.97    $    10.98
                      -------   -------   -------     --------         -------    ----------    ----------
Net investment
  income............     0.49      0.50      0.51         0.56            0.57          0.58          0.04
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures...........    (0.07)     0.57      0.10         0.37           (0.96)        (0.08)        (0.01)
                      -------   -------   -------     --------         -------    ----------    ----------
Net increase
  (decrease) from
  investment
  operations........     0.42      1.07      0.61         0.93           (0.39)         0.50          0.03
                      -------   -------   -------     --------         -------    ----------    ----------
Dividends from net
  investment
  income............    (0.49)    (0.50)    (0.51)       (0.56)          (0.57)        (0.58)        (0.04)
Distributions from
  net realized gains
  from investment
  transactions......    (0.01)    --        --          --               (0.06)        (0.01)      --
                      -------   -------   -------     --------         -------    ----------    ----------
Total dividends and
  distributions to
  shareholders......    (0.50)    (0.50)    (0.51)       (0.56)          (0.63)        (0.59)        (0.04)
                      -------   -------   -------     --------         -------    ----------    ----------
Net asset value, end
  of period.........  $ 10.88   $ 10.96   $ 10.39     $  10.29         $  9.86    $    10.88    $    10.97
                      =======   =======   =======     ========         =======    ==========    ==========
Total investment
  return(1).........     4.25%    10.51%     6.08%        9.64%          (3.73)%        4.96%        (0.09)%
                      =======   =======   =======     ========         =======    ==========    ==========
Ratios/Supplemental
  data:
Net assets, end of
  period (000's)....  $24,355   $21,982   $16,967     $ 20,700         $   242    $      414    $       56
Expenses to average
  net assets........     1.62%     1.72%     1.66%        1.60%           0.86%         0.87%         1.00%*
Net investment
  income to average
  net assets........     4.52%     4.64%     4.98%        5.45%           5.45%         5.28%         5.44%*
Portfolio turnover
  rate..............       26%       22%       64%          48%             19%           26%           22%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber California Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   CALIFORNIA TAX-FREE INCOME FUND
                           ------------------------------------------------
                                               CLASS A
                           ------------------------------------------------
                             FOR THE               FOR THE YEARS
                            YEAR ENDED           ENDED FEBRUARY 28,
                           FEBRUARY 29,  ----------------------------------
                               2000         1999        1998        1997
                           ------------  ----------  ----------  ----------
Net asset value,
  beginning of period....    $ 11.18      $  11.39    $  10.91    $  11.02
                             -------      --------    --------    --------
Net investment income....       0.51          0.52        0.51        0.52
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................      (0.95)         0.11        0.48       (0.11)
                             -------      --------    --------    --------
Net increase (decrease)
  from investment
  operations.............      (0.44)         0.63        0.99        0.41
                             -------      --------    --------    --------
Dividends from net
  investment income......      (0.51)        (0.52)      (0.51)      (0.52)
Distributions from net
  realized gains from
  investment
  transactions...........      (0.06)        (0.32)     --          --
                             -------      --------    --------    --------
Total dividends and
  distributions to
  shareholders...........      (0.57)        (0.84)      (0.51)      (0.52)
                             -------      --------    --------    --------
Net asset value, end of
  period.................    $ 10.17      $  11.18    $  11.39    $  10.91
                             =======      ========    ========    ========
Total investment
  return(1)..............      (3.96)%        5.90%       9.26%       3.92%
                             =======      ========    ========    ========
Ratios/Supplemental data:
Net assets, end of period
  (000's)................    $99,668      $119,266    $120,804    $127,040
Expenses to average net
  assets, net of waivers
  from adviser...........       0.75%         0.83%       0.98%       0.97%
Expenses to average net
  assets, before waivers
  from adviser...........       0.95%         0.96%       0.98%       0.97%
Net investment income to
  average net assets, net
  of waivers from
  adviser................       4.85%         4.59%       4.56%       4.85%
Net investment income to
  average net assets,
  before waivers from
  adviser................       4.65%         4.46%       4.56%       4.85%
Portfolio turnover
  rate...................         24%           45%        107%         73%

                           CALIFORNIA TAX-FREE INCOME FUND
                           ------------
                             CLASS A
                           ------------
                             FOR THE
                            YEAR ENDED
                           FEBRUARY 29,
                               1996
                           ------------
Net asset value,
  beginning of period....    $  10.68
                             --------
Net investment income....        0.57
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................        0.34
                             --------
Net increase (decrease)
  from investment
  operations.............        0.91
                             --------
Dividends from net
  investment income......       (0.57)
Distributions from net
  realized gains from
  investment
  transactions...........      --
                             --------
Total dividends and
  distributions to
  shareholders...........       (0.57)
                             --------
Net asset value, end of
  period.................    $  11.02
                             ========
Total investment
  return(1)..............        8.68%
                             ========
Ratios/Supplemental data:
Net assets, end of period
  (000's)................    $151,684
Expenses to average net
  assets, net of waivers
  from adviser...........        0.94%
Expenses to average net
  assets, before waivers
  from adviser...........        0.94%
Net investment income to
  average net assets, net
  of waivers from
  adviser................        5.21%
Net investment income to
  average net assets,
  before waivers from
  adviser................        5.21%
Portfolio turnover
  rate...................          32%


------------


  +  Commencement of issuance of shares
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
                  PaineWebber California Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                             CALIFORNIA TAX-FREE INCOME FUND
                           ----------------------------------------------------------------------------------------------------
                                                     CLASS B                                            CLASS C
                           -----------------------------------------------------------  ---------------------------------------

                             FOR THE              FOR THE YEARS             FOR THE       FOR THE           FOR THE YEARS
                            YEAR ENDED         ENDED FEBRUARY 28,          YEAR ENDED    YEAR ENDED      ENDED FEBRUARY 28,
                           FEBRUARY 29,  -------------------------------  FEBRUARY 29,  FEBRUARY 29,  -------------------------
                               2000        1999       1998       1997         1996          2000       1999     1998     1997
                           ------------  ---------  ---------  ---------  ------------  ------------  -------  -------  -------
Net asset value,
  beginning of period....    $ 11.18      $ 11.39    $ 10.92    $ 11.03     $ 10.69       $ 11.17     $ 11.38  $ 10.90  $ 11.02
                             -------      -------    -------    -------     -------       -------     -------  -------  -------
Net investment income....       0.43         0.43       0.42       0.44        0.48          0.46        0.46     0.45     0.47
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................      (0.94)        0.11       0.47      (0.11)       0.34         (0.94)       0.11     0.48    (0.12)
                             -------      -------    -------    -------     -------       -------     -------  -------  -------
Net increase (decrease)
  from investment
  operations.............      (0.51)        0.54       0.89       0.33        0.82         (0.48)       0.57     0.93     0.35
                             -------      -------    -------    -------     -------       -------     -------  -------  -------
Dividends from net
  investment income......      (0.43)       (0.43)     (0.42)     (0.44)      (0.48)        (0.46)      (0.46)   (0.45)   (0.47)
Distributions from net
  realized gains from
  investment
  transactions...........      (0.06)       (0.32)     --         --         --             (0.06)      (0.32)   --       --
                             -------      -------    -------    -------     -------       -------     -------  -------  -------
Total dividends and
  distributions to
  shareholders...........      (0.49)       (0.75)     (0.42)     (0.44)      (0.48)        (0.52)      (0.78)   (0.45)   (0.47)
                             -------      -------    -------    -------     -------       -------     -------  -------  -------
Net asset value, end of
  period.................    $ 10.18      $ 11.18    $ 11.39    $ 10.92     $ 11.03       $ 10.17     $ 11.17  $ 11.38  $ 10.90
                             =======      =======    =======    =======     =======       =======     =======  =======  =======
Total investment
  return(1)..............      (4.60)%       5.06%      8.33%      3.14%       7.86%        (4.36)%      5.35%    8.71%    3.30%
                             =======      =======    =======    =======     =======       =======     =======  =======  =======
Ratios/Supplemental data:
Net assets, end of period
  (000's)................    $10,547      $13,756    $16,783    $20,943     $27,175       $16,237     $18,682  $16,522  $17,624
Expenses to average net
  assets, net of waivers
  from adviser...........       1.52%        1.59%      1.75%      1.74%       1.70%         1.26%       1.33%    1.50%    1.49%
Expenses to average net
  assets, before waivers
  from adviser...........       1.72%        1.72%      1.75%      1.74%       1.70%         1.46%       1.47%    1.50%    1.49%
Net investment income to
  average net assets, net
  of waivers from
  adviser................       4.06%        3.81%      3.79%      4.08%       4.45%         4.34%       4.08%    4.05%    4.34%
Net investment income to
  average net assets,
  before waivers from
  adviser................       3.86%        3.68%      3.79%      4.08%       4.45%         4.14%       3.94%    4.05%    4.34%
Portfolio turnover
  rate...................         24%          45%       107%        73%         32%           24%         45%     107%      73%

                                       CALIFORNIA TAX-FREE INCOME FUND
                           -------------------------------------------------------
                             CLASS C                      CLASS Y
                           ------------  -----------------------------------------
                                                                      FEBRUARY 5,
                             FOR THE       FOR THE       FOR THE         1998+
                            YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                           FEBRUARY 29,  FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,
                               1996          2000          1999          1998
                           ------------  ------------  ------------  -------------
Net asset value,
  beginning of period....    $ 10.67        $11.18        $11.38        $11.42
                             -------        ------        ------        ------
Net investment income....       0.51          0.54          0.55          0.04
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................       0.35         (0.95)         0.12         (0.04)
                             -------        ------        ------        ------
Net increase (decrease)
  from investment
  operations.............       0.86         (0.41)         0.67          0.00
                             -------        ------        ------        ------
Dividends from net
  investment income......      (0.51)        (0.54)        (0.55)        (0.04)
Distributions from net
  realized gains from
  investment
  transactions...........     --             (0.06)        (0.32)       --
                             -------        ------        ------        ------
Total dividends and
  distributions to
  shareholders...........      (0.51)        (0.60)        (0.87)        (0.04)
                             -------        ------        ------        ------
Net asset value, end of
  period.................    $ 11.02        $10.17        $11.18        $11.38
                             =======        ======        ======        ======
Total investment
  return(1)..............       8.22%        (3.73)%        6.28%        (0.34)%
                             =======        ======        ======        ======
Ratios/Supplemental data:
Net assets, end of period
  (000's)................    $22,155        $  356        $  312        $  114
Expenses to average net
  assets, net of waivers
  from adviser...........       1.46%         0.48%         0.55%         0.76%*
Expenses to average net
  assets, before waivers
  from adviser...........       1.46%         0.68%         0.71%         0.76%*
Net investment income to
  average net assets, net
  of waivers from
  adviser................       4.69%         5.16%         4.87%         5.07%*
Net investment income to
  average net assets,
  before waivers from
  adviser................       4.69%         4.96%         4.71%         5.07%*
Portfolio turnover
  rate...................         32%           24%           45%          107%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber New York Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                          NEW YORK TAX-FREE INCOME FUND
                           -----------------------------------------------------------
                                                     CLASS A
                           -----------------------------------------------------------
                             FOR THE           FOR THE YEARS ENDED          FOR THE
                            YEAR ENDED            FEBRUARY 28,             YEAR ENDED
                           FEBRUARY 29,  -------------------------------  FEBRUARY 29,
                               2000        1999       1998       1997         1996
                           ------------  ---------  ---------  ---------  ------------
Net asset value,
  beginning of period....    $ 11.03      $ 11.12    $ 10.66    $ 10.71     $ 10.27
                             -------      -------    -------    -------     -------
Net investment income....       0.48         0.53       0.51       0.51        0.54
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................      (0.95)        0.15       0.46      (0.05)       0.45
                             -------      -------    -------    -------     -------
Net increase (decrease)
  from investment
  operations.............      (0.47)        0.68       0.97       0.46        0.99
                             -------      -------    -------    -------     -------
Dividends from net
  investment income......      (0.48)       (0.53)     (0.51)     (0.51)      (0.55)
Distributions from net
  realized gains from
  investment
  transactions...........      (0.09)       (0.24)     --         --         --
                             -------      -------    -------    -------     -------
Total dividends and
  distributions to
  shareholders...........      (0.57)       (0.77)     (0.51)     (0.51)      (0.55)
                             -------      -------    -------    -------     -------
Net asset value, end of
  period.................    $  9.99      $ 11.03    $ 11.12    $ 10.66     $ 10.71
                             =======      =======    =======    =======     =======
Total investment
  return(1)..............      (4.33)%       6.24%      9.36%      4.49%       9.83%
                             =======      =======    =======    =======     =======
Ratios/Supplemental data:
Net assets, end of period
  (000's)................    $22,810      $27,171    $23,694    $23,160     $28,734
Expenses to average net
  assets, net of waivers
  from adviser...........       1.02%        1.02%      1.02%      1.02%       1.02%
Expenses to average net
  assets, before waivers
  from adviser...........       1.34%        1.27%      1.28%      1.50%       1.15%
Net investment income to
  average net assets, net
  of waivers from
  adviser................       4.56%        4.46%      4.74%      4.91%       5.11%
Net investment income to
  average net assets,
  before waivers and
  reimbursements from
  adviser................       4.24%        4.21%      4.48%      4.42%       4.98%
Portfolio turnover
  rate...................         19%          44%        34%        40%         13%


-----------


  +  Commencement of issuance of shares
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber New York Tax-Free Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                              NEW YORK TAX-FREE INCOME FUND
                           -------------------------------------------------------------------
                                                  CLASS B                           CLASS C
                           -----------------------------------------------------  ------------

                             FOR THE        FOR THE YEARS ENDED       FOR THE       FOR THE
                            YEAR ENDED         FEBRUARY 28,          YEAR ENDED    YEAR ENDED
                           FEBRUARY 29,  -------------------------  FEBRUARY 29,  FEBRUARY 29,
                               2000       1999     1998     1997        1996          2000
                           ------------  -------  -------  -------  ------------  ------------
Net asset value,
  beginning of period....     $11.03     $11.12   $10.65   $10.71    $    10.27    $    11.04
                              ------     ------   ------   ------    ----------    ----------
Net investment income....       0.40       0.44     0.43     0.44          0.47          0.42
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................      (0.95)      0.15     0.47    (0.06)         0.44         (0.95)
                              ------     ------   ------   ------    ----------    ----------
Net increase (decrease)
  from investment
  operations.............      (0.55)      0.59     0.90     0.38          0.91         (0.53)
                              ------     ------   ------   ------    ----------    ----------
Dividends from net
  investment income......      (0.40)     (0.44)   (0.43)   (0.44)        (0.47)        (0.42)
Distributions from net
  realized gains from
  investment
  transactions...........      (0.09)     (0.24)    --       --         --              (0.09)
                              ------     ------   ------   ------    ----------    ----------
Total dividends and
  distributions to
  shareholders...........      (0.49)     (0.68)   (0.43)   (0.44)        (0.47)        (0.51)
                              ------     ------   ------   ------    ----------    ----------
Net asset value, end of
  period.................     $ 9.99     $11.03   $11.12   $10.65    $    10.71    $    10.00
                              ======     ======   ======   ======    ==========    ==========
Total investment
  return(1)..............      (5.05)%     5.40%    8.65%    3.62%         9.01%        (4.80)%
                              ======     ======   ======   ======    ==========    ==========
Ratios/Supplemental data:
Net assets, end of period
  (000's)................     $3,692     $6,013   $7,829   $9,462    $   11,862    $    9,344
Expenses to average net
  assets, net of waivers
  from adviser...........       1.77%      1.77%    1.77%    1.76%         1.77%         1.52%
Expenses to average net
  assets, before waivers
  from adviser...........       2.09%      2.02%    2.05%    2.27%         1.89%         1.83%
Net investment income to
  average net assets, net
  of waivers from
  adviser................       3.77%      3.70%    3.99%    4.16%         4.36%         4.06%
Net investment income to
  average net assets,
  before waivers and
  reimbursements from
  adviser................       3.45%      3.45%    3.70%    3.65%         4.24%         3.75%
Portfolio turnover
  rate...................         19%        44%      34%      40%           13%           19%

                                               NEW YORK TAX-FREE INCOME FUND
                           ---------------------------------------------------------------------
                                           CLASS C                            CLASS Y
                           ---------------------------------------  ----------------------------
                                                                                  FOR THE PERIOD
                              FOR THE YEARS ENDED       FOR THE       FOR THE        MAY 21,
                                 FEBRUARY 28,          YEAR ENDED    YEAR ENDED   1998+ THROUGH
                           -------------------------  FEBRUARY 29,  FEBRUARY 29,   FEBRUARY 28,
                            1999     1998     1997        1996          2000           1999
                           -------  -------  -------  ------------  ------------  --------------
Net asset value,
  beginning of period....  $ 11.12  $ 10.66  $ 10.71   $    10.28    $    11.03     $    11.08
                           -------  -------  -------   ----------    ----------     ----------
Net investment income....     0.47     0.46     0.46         0.49          0.50           0.40
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................     0.16     0.46    (0.05)        0.43         (0.95)          0.19
                           -------  -------  -------   ----------    ----------     ----------
Net increase (decrease)
  from investment
  operations.............     0.63     0.92     0.41         0.92         (0.45)          0.59
                           -------  -------  -------   ----------    ----------     ----------
Dividends from net
  investment income......    (0.47)   (0.46)   (0.46)       (0.49)        (0.50)         (0.40)
Distributions from net
  realized gains from
  investment
  transactions...........    (0.24)   --       --         --              (0.09)         (0.24)
                           -------  -------  -------   ----------    ----------     ----------
Total dividends and
  distributions to
  shareholders...........    (0.71)   (0.46)   (0.46)       (0.49)        (0.59)         (0.64)
                           -------  -------  -------   ----------    ----------     ----------
Net asset value, end of
  period.................  $ 11.04  $ 11.12  $ 10.66   $    10.71    $     9.99     $    11.03
                           =======  =======  =======   ==========    ==========     ==========
Total investment
  return(1)..............     5.78%    8.82%    3.98%        9.17%        (4.10)%         5.39%
                           =======  =======  =======   ==========    ==========     ==========
Ratios/Supplemental data:
Net assets, end of period
  (000's)................  $11,802  $12,966  $13,786   $   17,849    $       65     $       21
Expenses to average net
  assets, net of waivers
  from adviser...........     1.52%    1.52%    1.52%        1.52%         0.77%          0.77%*
Expenses to average net
  assets, before waivers
  from adviser...........     1.77%    1.78%    2.04%        1.64%         1.05%          1.03%*
Net investment income to
  average net assets, net
  of waivers from
  adviser................     3.97%    4.24%    4.41%        4.61%         4.92%          4.71%*
Net investment income to
  average net assets,
  before waivers and
  reimbursements from
  adviser................     3.72%    3.98%    3.89%        4.50%         4.64%          4.44%*
Portfolio turnover
  rate...................       44%      34%      40%          13%           19%            44%


-----------

--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
National Tax-Free Income Fund                         Municipal High Income Fund
California Tax-Free Income Fund                    New York Tax-Free Income Fund

TICKER SYMBOL:      National Tax-Free Income Class:  A:   PTFAX.Q     Municipal High Income Class:  A:   PMHAX.Q
                                                     B:   PTFBX.Q                                   B:   PMHBX.Q
                                                     C:   PWNDX.Q                                   C:   PMIDX.Q
                                                     Y:   None                                      Y:   None
                  California Tax-Free Income Class:  A:   PCIAX.Q  New York Tax-Free Income Class:  A:   PNYAX.Q
                                                     B:   PCIBX.Q                                   B:   PNYBX.Q
                                                     C:   PCIDX.Q                                   C:   PNYDX.Q
                                                     Y:   None                                      Y:   None

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the funds:



- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or



- Free, from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov



PaineWebber Mutual Fund Trust
  --PaineWebber California Tax-Free Income Fund
  --PaineWebber National Tax-Free Income Fund
Investment Company Act File No. 811-4312
PaineWebber Municipal Series
  --PaineWebber Municipal High Income Fund
  --PaineWebber New York Tax-Free Income Fund
Investment Company Act File No. 811-5014
-C-2000 PaineWebber Incorporated. All rights reserved.


--------------------------------------------------------------------------------
                                _______________

                    PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                      PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                    PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                    PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

         The four funds named above are series of professionally managed, open-end management investment companies (each a "Trust"). PaineWebber National Tax-Free Income Fund and PaineWebber California Tax-Free Income Fund are diversified series of PaineWebber Mutual Fund Trust. PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund are non-diversified series of PaineWebber Municipal Series.

         The investment adviser, administrator and distributor for each fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated
("PaineWebber"). As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.

         Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information
("SAI" ). The Annual Report accompanies this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-647-1568.


         This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated June 30, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated June 30, 2000.



                                           TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
The Funds and Their Investment Policies.....................................................................     2
The Funds' Investments, Related Risks and Limitations.......................................................     3
Strategies Using Derivative Instruments.....................................................................    29
Organization of Trusts; Trustees and Officers and Principal Holders and Management Ownership of Securities..    35
Investment Advisory; Administration and Distribution Arrangements...........................................    44
Portfolio Transactions......................................................................................    50
Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services....................    52
Conversion of Class B Shares................................................................................    57
Valuation of Shares.........................................................................................    57
Performance Information.....................................................................................    58
Taxes.......................................................................................................    62
Other Information...........................................................................................    68
Financial Statements........................................................................................    69
Appendix....................................................................................................   A-1

                   THE FUNDS AND THEIR INVESTMENT POLICIES

         No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

         NATIONAL TAX-FREE INCOME FUND'S investment objective is to achieve high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the fund's quality standards. The fund seeks to invest substantially all of its net assets in municipal bonds. Except under unusual market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT exempt interest").


         National Tax-Free Income Fund normally invests at least 65% of its total assets in investment grade municipal bonds. The fund may invest up to 35% of its total assets in municipal bonds that are not investment grade. The fund may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured
"non-appropriation" municipal lease obligations. There is no percentage limitation on the fund's ability to invest in other municipal lease obligations.


         National Tax-Free Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow for temporary or emergency purposes, but not in excess of 10% of its total assets.


         MUNICIPAL HIGH INCOME FUND'S investment objective is to provide high current income exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal bonds and may invest without limit in municipal bonds that are below investment grade. The fund also may invest without limit in municipal bonds that pay interest that is not AMT exempt interest.

         Municipal High Income Fund normally invests at least 65% of its total assets, and seeks to invest substantially all of its assets, in medium grade and high yield lower grade municipal bonds. The fund may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. There is no percentage limitation on the fund's ability to invest in other municipal lease obligations.


         Municipal High Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow for temporary or emergency purposes, but not in excess of 10% of its total assets.


         CALIFORNIA TAX-FREE INCOME FUND'S investment objective is high current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the fund's quality standards. The fund seeks to invest substantially all of its net assets in municipal bonds that pay interest that is exempt from those taxes ("California Obligations"). The fund normally invests at least 80% of its net assets in California Obligations that pay AMT exempt interest.

         California Tax-Free Income Fund normally invests at least 65% of its total assets in investment grade municipal bonds. The fund may invest up to 35% of its total assets in municipal bonds that are not investment grade. The fund may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. There is no percentage limitation on the fund's ability to invest in other municipal lease obligations.


         California Tax-Free Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow for temporary or emergency purposes, but not in excess of 10% of its total assets.


         NEW YORK TAX-FREE INCOME FUND'S investment objective is to provide high current income exempt from federal income tax and New York State and New York City personal income taxes. The fund seeks to invest substantially all of its net assets in municipal bonds issued by the State of New York, its municipalities and public authorities or by other issuers that pay interest that is exempt from those taxes ("New York Obligations"). Except under unusual market conditions, the fund invests at least 80% of its net assets in New York Obligations that pay AMT exempt interest.

         New York Tax-Free Income Fund normally invests at least 65% of its total assets in investment grade municipal bonds. The fund may invest up to 35% of its total assets in municipal bonds that are not investment grade. The fund may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. There is no percentage limitation on the fund's ability to invest in other municipal lease obligations.


         New York Tax-Free Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow for temporary or emergency purposes, but not in excess of 10% of its total assets.



              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

         TYPES OF MUNICIPAL BONDS. Each fund may invest in a variety of municipal bonds, as described below:

         MUNICIPAL BONDS. Municipal bonds are municipal obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

         MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The funds generally invest in municipal lease obligations through certificates of participation.

         Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

         INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below. Each fund may invest more than 25% of its net assets in IDBs and PABs.

         FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a fund and adversely affect its share price.

         A demand feature gives a fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

         PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

         A participation interest gives a fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, a fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

         TENDER OPTION BONDS. Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

         PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

         If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

         TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

         INVERSE FLOATERS. Each fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts - an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, no fund will invest more than 10% of its total assets in inverse floaters.

         Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

         MORTGAGE SUBSIDY BONDS. The funds also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

         YIELD FACTORS AND CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. The yield of a municipal bond depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Each fund may invest in municipal bonds with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the fund's liquidity needs. Generally, the longer the maturity of a municipal bond, the higher the rate of interest paid and the greater the volatility.

         Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ( "S&P"), and other nationally recognized statistical rating agencies ("rating agencies") are private services that provide ratings of the credit quality of bonds and certain other securities, including municipal bonds. A description of the ratings assigned to municipal bonds by Moody's and S&P is included in the Appendix to this SAI. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, interest rate and rating may have different market prices.

         Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the funds nor Mitchell Hutchins reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.


         Investment grade municipal bonds are rated in one of the four highest rating categories or one of the two highest short-term rating categories by a rating agency, such as Moody's or S&P, or, if unrated, are determined to be of comparable quality by Mitchell Hutchins. Medium grade municipal securities are investment grade and are rated A, Baa or MIG-2 by Moody's or A, BBB or SP-2 by S&P, have received an equivalent rating from another rating agency or are determined by Mitchell Hutchins to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.



         Non-investment grade municipal bonds (commonly known as municipal "junk bonds" and sometimes referred to as "high yield" municipal bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or determined by Mitch ell Hutchins to be of comparable quality. The non-investment grade municipal bonds in which the funds may invest may be rated Ba, B or MIG-3 by Moody's or BB, B or SP-3 by S&P, have an equivalent rating from another rating agency, or, if unrated, are determined by Mitchell Hutchins to be of comparable quality.


         A fund's investments in non-investment grade municipal bonds entail greater risk than its investments in higher rated bonds. Non-investment grade municipal bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade municipal bonds generally offer a higher current yield than that available for investment grade issues and may be less sensitive to interest rate changes; however, they involve higher risks, in that they are more sensitive to adverse changes market conditions. During periods of economic downturn or rising interest rates, their issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

         The market for non-investment grade municipal bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell these bonds at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade municipal bonds, especially in a thinly traded market.


         STAND-BY COMMITMENTS. Each fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Each fund may acquire such commitments to facilitate portfolio liquidity.


         A fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by a fund, although the fund could sell the underlying municipal bonds to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Stand-by commitments acquired by a fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.


         ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each fund's board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase the options at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.



         Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each fund's portfolio and reports periodically on liquidity decisions to the applicable board.


         In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell

Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.


         Mitchell Hutchins monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required immediately to dispose of illiquid securities under these circumstances and Mitchell Hutchins, with the concurrence of the fund's board, may determine that it is in the best interests of the fund and its shareholders to continue to hold the illiquid securities.


         REPURCHASE AGREEMENTS. The funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances because repurchase agreements generate taxable income. Each fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than a normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.



         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.



         DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning for a fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.



         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.



         Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.


         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund' s portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


         Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options or futures.

         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture and that there are not enough suitable municipal bonds available, each fund may temporarily and without percentage limit hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If a fund holds cash, the cash would not earn income and would reduce the fund's yield. In addition, for temporary defensive purposes, each of California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund may invest more than 20% of its net assets in municipal obligations that pay interest that is exempt from federal income tax but is subject to California personal income tax (in the case of California Tax-Free Income Fund), New York State and New York City personal income taxes (in the case of New York Tax-Free Income Fund) or is not AMT exempt interest.


         SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.


GENERAL

         During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC FACTORS


          California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased and once more represents net positive growth.

         Total personal income in the State, at an estimated $964 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.



         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which hurt the manufacturing and agricultural sectors, were offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. With economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade. Current forecasts predict continued strong growth of the State's economy in 2000, with slower growth predicted in 2001 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.


CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS


         LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of AD VALOREM property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



         Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



         Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.


         LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.


         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.


         APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts estimated for fiscal years 1999-2000 and 2000-01, State appropriations are now estimated to be close the limit. See "Recent Financial Results - FY 1999-2000 Budget" below. As noted, the State has several options to make expenditures in categories which are exempt from the limit, if needed to avoid a tax rebate.


         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA.


         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 2000, the State had outstanding approximately $20.6 billion of long-term general obligation bonds, plus $679 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1998-99, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.


RECENT FINANCIAL RESULTS.


         The principal sources of General Fund revenues in 1998-1999 were the California personal income tax (53 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (10 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.


         The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.


         Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).



         RECENT BUDGETS. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools. The budget deficits also led to cash flow shortfalls which led the State to use external cash flow borrowing over the end of the fiscal year for several years to fund the deficit.



         With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.6 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $3.1 billion at June 30, 1999.



         The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.



         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.



         One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.



         FY 1999-2000 BUDGET. The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs.



         The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties.



         The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01. Current estimates indicate this level will be reached.



         In January, 2000, the Governor released his proposed budget for fiscal year 2000-01 (the "January Governor's Budget"). In May, 2000, the State Department of Finance released its update of the January Governor's Budget (the "May Revision), which also included updated revenue and expenditure projections for 1999-2000 and

2000-01. The May Revision reported that State's economy remained very strong; 1999 had the greatest growth since the end of the recession in 1994. This growth, together with the strong stock market, resulted in extraordinary growth in revenues, particular personal income taxes. The Administration revised its revenue estimates for 1999-2000 upward to $70.9 billion, an increase of $8 billion above the original Budget Act estimate, and $5.7 billion above the previous estimate in the January Governor's Budget. Expenditures were projected to increase to about $67.3 billion. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million at the time of the original Budget Act to over $6.9 billion. Much of this balance will be spent in 2000-01. As noted above under "Constitutional Limitations on Taxes, Other Charges and Appropriations," the extraordinary and rapid growth of State revenues now places the State close to its appropriations limit under Article XIIIB of the State Constitution.



         Although, as noted, the Administration projected a budget reserve in the SFEU of about $6.9 billion on June 30, 1999, the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1999-2000 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.



         PROPOSED FY 2000-01 BUDGET. In the 2000 Governor's Budget, the Administration proposed General Fund expenditures of $68.8 billion, based on expected revenues of $68.2 billion (including $390 million from the tobacco litigation settlement and sale of assets). In the May Revision, the Governor increased proposed spending in FY 2000-01 to $78.2 billion, based on anticipated revenues of $73.8 billion. The revised proposal included a balance in the SFEU at June 30, 2001 of $1.8 billion, plus set-aside of an additional $600 million for legal contingencies and legislative initiatives. The Governor proposed substantial additional funding for K-12 schools, higher education, health and social services, tax relief, transportation and other capital outlay and other programs. About $7.2 billion of the proposed expenditures are one-time items. Final decisions for the 2000-01 Budget will be made by the Governor and Legislature by July, 2000.



         Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be marked by mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.


BOND RATING


         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of June, 2000 were assigned ratings of "AA- " from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch.


         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS


         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year. The State recently lost cases involving a smog impact fee on out-of-state automobiles (total liability of about $630 million) and certain corporate tax credits ($100 million). The Administration has proposed, and the Legislature has approved, payment of the smog impact fee claims from current revenues.


OBLIGATIONS OF OTHER ISSUERS

         OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.


         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 1999-2000, the State provided $150 million in grants to cities and counties, and an additional $50 million to cities for jail booking costs. The Legislature has enacted a more comprehensive plan to restore some funds to local governments, contained in a proposed constitutional amendment which will be on the November, 2000 ballot for voter approval.


         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

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
         CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.


         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.



         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES. The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a fund, or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

         ECONOMIC FACTORS. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


         Both the State and the City experienced substantial revenue increases in the mid-1980s and late 1990s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1990 the City experienced strong increases in retail sales. However, from 1991 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement continued strongly into fiscal year 2000. Much of the increase can be traced to the performance of the securities industry, but the City' s economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1998--1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated. Additionally, the securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of a downturn. In 1997, the finance, insurance and real estate sector accounted for 30.4 percent of nonfarm labor and proprietors' income statewide, compared to 8.6 percent nationwide.



         During the calendar years 1987 through 1998, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession and post-recession period, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover. However, the situation has been improving in the recent years. In 1999, the employment growth rate of the State surpassed the national growth rate for the first time in 13 years. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.



         The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.



         Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.



         Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.



         In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.



         The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund (which helps offset litigation risks), and $338 million in the Community Projects Fund (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (DRRF).



         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts taxes on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).



         SPECIAL CONSIDERATIONS. Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the 2000-01 Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The 2000-01 Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



         An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.



         REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.



         The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in 2000-01, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the STAR Fund. The STAR program was created in 1998 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of nearly 5 percent. This growth is largely a function of two factors: (i) the 9 percent growth in income tax liability projected for tax year 2000; and
(ii) the impact of the 1999 tax year settlement recorded early in this fiscal year. The most significant statutory changes made this fiscal year provide for: an increase, phased in over two years, in the earned income tax credit from 25 percent to 30 percent of the federal credit; a three-year phased-in reduction of the marriage penalty; a four-year phased-in deduction or credit for college tuition; and enhancement of the child and dependent care credit effective January 1, 2000.



         USER TAXES AND FEES are comprised of three-quarters of the State's four percent sales and use tax, cigarette, tobacco products, alcoholic beverage, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.02 billion, a decrease of $583 million below reported collections in 1999-2000.



         The sales tax and cigarette tax components of this category account for virtually all of the 2000-01 decline. Growth in base sales tax yield, after adjusting for tax law changes and other factors, is projected at
4.5 percent. The projected decrease in sales tax cash receipts of 3.4 percent reflects, in large part, the impact of the permanent exemption for clothing and footwear items costing under $110. Cigarette tax and tobacco products tax receipts are projected to decline by $146 million primarily due to reduced taxable consumption associated with the increase in the cigarette tax of 55 cents per pack imposed on March 1, 2000. The decline in the motor fuel taxes and motor vehicle fees in the General Fund largely reflect the increased dedication of these revenue sources to the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund. Alcoholic beverage taxes are expected to decline modestly, consistent with historical trends. Alcoholic beverage license fees are projected to increase significantly as 2000-01 is the final year in the transition to the new license renewal schedule. A modest increase in auto rental tax receipts over 1999-2000 levels is projected.

         BUSINESS TAXES include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipts-based taxes on utilities and gallonage-based petroleum business taxes.



         Total business tax collections in 2000-01 are now projected to be $4.23 billion, $332 million below results for the prior fiscal year. The category includes receipts from: (1) franchise tax levies imposed on general business corporations, banks, and insurance companies; (2) gross receipts taxes on energy and telecommunication service providers; and (3) a tax imposed at various rates on petroleum businesses.



         The year-over-year decline in projected receipts in business tax collections is largely attributable to statutory changes. These include the first year impact of a scheduled bank and insurance franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits. Ongoing tax reductions include the second year of the corporation franchise rate reduction, the gross receipts tax rate cut from 3.25 percent to 2.5 percent, the continuation of the "Power for Jobs" program, and the use of tax credits for investments in certified capital companies.



         Legislation enacted this fiscal year affecting receipts in this category include: a phased reduction in the gross receipts tax, an expansion of the "Power for Jobs" program, expansion of the tax credit for investments in certified capital companies, establishment of the Empire Zones program, reforms to allocation rules for financial service companies, tax rate reductions for small businesses and S-corporations, a new tax credit for investments in "green buildings," and a new tax credit for investment in low and moderate-income housing.



         OTHER TAXES include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Other tax receipts are now projected to total $766 million, $341 million below 1999-2000 levels. The primary factors accounting for this decline are legislation enacted previously that repealed both the real property gains tax and the gift tax, and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutuel tax.



         MISCELLANEOUS RECEIPTS include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are expected to reach $1.34 billion, down $309 million from the prior year amount. This reflects the absence in 2000-01 of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments, completed in January 2000. The State Comptroller has restated medical provider assessments in the General Fund, which has the effect of increasing reported miscellaneous receipts and spending in grants to local governments by $120 million in 1997-98 and $82 million in 1998-99.



         TRANSFERS FROM OTHER FUNDS to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (LGAC). Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by $74 million consistent with the sales tax projections described above, while transfers from all other funds are expected to decrease by $34 million.



         STATE DEBT. The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds, including $45 million for purposes of redeeming the remaining outstanding BANs. The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue up to $276 million in COPs to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 2000-01 fiscal year. Of this amount, it is anticipated that approximately $76 million will be used to finance agency equipment acquisitions. Approximately $200 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.



         Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2000-01.


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

         NONRECURRING SOURCES. The Division of the Budget estimates that the 2000-01 Financial Plan contains new actions in the enacted budget that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 surplus.



         OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the Division of Budget indicates that the State will have a 2001-02 budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves.



         In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by the Division of Budget). Sustained growth in the State's economy could contribute to closing potential budget imbalances over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. Savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, and maximization of federal and non-General Fund spending offsets could also help bring projected disbursements and receipts into balance.



         The Division of the Budget will formally update its projections of receipts and disbursements for future years as part of the Governor's 2001-02 Executive Budget submission. The revised expectations for these years will reflect updated estimates of receipts and disbursements as well as new 2001-02 Executive Budget recommendations.



         TOBACCO SETTLEMENT PROCEEDS AND USES. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments (but not the apportionment of the payments) are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period.



         The 2000-01 Financial Plan utilizes certain resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.



         The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.



         LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has completed or is currently negotiating with various unions to establish new agreements as most of the labor contracts expired on March 31, 1999. The 2000-01 Financial Plan has reserved sufficient money for the added costs incurred under collective bargaining agreements, and reserves are contained in the preliminary outyear projections for 2001-02 to cover the projected recurring costs of new agreements.



         Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to be approximately 195,000 persons in 2000-01.

         The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). Net assets available for benefits were $112.7 billion as of March 31, 1999. Under the funding method used by the Systems, according to the Division of Budget, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.



         PUBLIC ASSISTANCE. Spending on welfare is projected in the 2000-01 fiscal year at $1.20 billion, a decline of $77 million from the prior year. Since 1994-95, State spending on welfare has fallen by more than 25 percent, driven by significant welfare changes initiated at the Federal and State levels and a large, steady decline in the number of people receiving benefits.


         Federal law enacted in 1996 abolished the federal Aid to Families with Dependent Children program (AFDC) and created a new Temporary Assistance to Needy Families with Dependent Children program (TANF) funded with a fixed federal block grant to states. The law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals.





         MEDICAID. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. Medicaid is the second largest program, after grants to local governments, in the General Fund. Payments for Medicaid are projected to be $5.59 billion in 2000-01.



         THE STATE AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1999, there were 17 public authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.


         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.

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

         Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.



         METROPOLITAN TRANSPORTATION AUTHORITY. Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees and motor fuel taxes not previously dedicated to the MTA.



         State legislation accompanying the 2000-01 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $16.5 billion in bonds to finance a portion of the $17.1 billion 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board (CPRB) approved the 2000-04 Capital Program, which is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects.



         The 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in bonds under this $16.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, the enacted State budget authorized the MTA to undertake a major debt restructuring initiate which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contract with the State.



         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 2000-04 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional assistance.


         THE CITY OF NEW YORK. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City "), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily imposed conditions. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


         The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1999 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps between forecasted revenues and forecasted expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.


         Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2003 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2003 Financial Plan will be realized.


         In January of 1999, the City released the Financial Plan for fiscal years 2000-2003. It projects total revenues in FY 2000 of $35.46 billion, of which federal categorical grants provide $3.9 billion and State categorical grants provide $7.0 billion. The City's Financial Plan projects that expenditures will grow to $38.21 billion in FY 2003. While the Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, it projects budget gaps of $1.44 billion, $1.64 billion and $1.17 billion in the 2001, 2002 and 2003 fiscal years, respectively.



         Although the City has maintained balanced budgets in each of its last nineteen fiscal years and is projected to achieve balanced operating results for the 2000 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



         The 1999-2003 Financial Plan reflects the goal of boosting local economic activity by providing a wide array of tax relief. To that end, the Financial Plan reflects actual and proposed tax reduction programs totaling $338 million, $410 million, $461 million and $473 million in fiscal years 2000 through 2003.



         The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1999, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 67.6% of total revenues in FY 2000, while federal and State aid, including unrestricted aid and categorical grants, will provide 32.4% in the same year.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City issued $500 million of short term obligations in fiscal year 1999 to finance the City's projected cash flow needs for the 1999 fiscal year. In previous years, the City's short term obligations have been $1.075 billion, $2.4 billion, $2.4 billion and $2.2 billion in fiscal years 1998, 1997, 1996 and 1995, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.



         The City makes substantial capital expenditures to reconstruct, rehabilitate and expand the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Program and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.



         The City is nearing the constitutionally-permissible limit on its general obligation debt. Under the State constitution, the City may not contract indebtedness in an amount greater than 10 percent of the average full value of taxable real estate in the City for the most recent five years. To provide for the City's capital program, State legislation was enacted in 1997 which created the Transitional Finance Authority ("TFA"), the debt of which is not subject to the general debt limit of the City. Without TFA or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year.



         In 1999, the City created TSASC, Inc., a not-for-profit corporation, empowered to issue tax-exempt debt backed by tobacco settlement revenues. TSASC, Inc. is expected to issue approximately $2.8 billion of bonds.



         Even with the increased borrowing ability, the City may reach the limit of its capacity to enter into new contractual commitments. In order to continue its capital program, the City will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing TFA's borrowing authority or amending the State constitutional debt limit.


         Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities, and may also effect the market for their outstanding securities.

         In addition to general obligation debt, the City has other long-term obligations, including capital leases and bond transactions of public benefit corporations that are components of the City or whose debt is guaranteed by the City.

         The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's Financial Plan projects $22.3 billion of long-term borrowings for the period of FY 1999 through FY 2003 to support the City's current capital plan. The City's Preliminary Ten-Year Capital Strategy dated January 1999 has identified $48 billion in additional capital expenditures over the next ten years. Additionally, a report of the City Comptroller indicates the Preliminary Ten-Year Capital Strategy significantly underestimates the actual capital needs of the City for reconstructing and rehabilitating the City's infrastructure and physical assets.


         OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

         The State is considering various measures to help resolve persistent fiscal difficulties in Nassau County. The Governor has proposed actions which would, if legislation is enacted, establish a Nassau County Interim Finance Authority. The Authority would be empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. Such Authority would also impose financial plan requirements on Nassau County. The Governor has also proposed that transitional State assistance be appropriated in State fiscal year 2000-01, and in four subsequent State fiscal years. Allocation of such assistance would be subject to the Authority's approval of Nassau County's financial plan. There is no assurance that such proposals will be enacted, or that future actions will not be required by the State to assist Nassau County, resulting in increased State expenditures for extraordinary local assistance.



         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year, and in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.



         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.



         Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.



         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.



         OTHER ISSUERS OF NEW YORK MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, the repayment of securities secured by real property may be affected by New York laws with respect to foreclosure rights of creditors. Securities backed by the revenues of a particular multi-family rental project or other project are subject to the feasibility of such project. Securities backed by health care and hospital revenues may be affected by changes in regulations governing cost reimbursements to health care providers under the federal and State laws, the expansion of the role of managed care companies, and competition and consolidation occurring in the health care industry.



INVESTMENT LIMITATIONS OF THE FUNDS



         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.


         Each fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940, as amended ("Investment Company Act") and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (7) In addition, each fund has a fundamental limitation requiring it to invest, except for temporary defensive purposes or under unusual market conditions, at least 80% of its net assets:

     (a) in the case of National Tax-Free Income Fund, in debt obligations issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ("municipal obligations") and is AMT exempt interest;


     (b)  in the case of Municipal High Income Fund, in municipal obligations;


     (c) in the case of California Tax-Free Income Fund, in debt obligations issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax and is AMT exempt interest; and

     (d) in the case of New York Tax-Free Income Fund, in debt obligations issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes and is AMT exempt interest.

         In addition, National Tax-Free Income Fund and California Tax-Free Income Fund each will not:

     (8)purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, fundamental limitation (8): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member, is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


         Each fund will not:

     (1)     invest more than 10% of its net assets in illiquid securities.

     (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box " and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contract. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each fund may use the Derivative Instruments described below.

         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If the Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.


         OPTIONS ON DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.


         OPTIONS ON DEBT SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.


         MUNICIPAL BOND INDEX FUTURES CONTRACTS--A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         MUNICIPAL DEBT AND INTEREST RATE FUTURES CONTRACTS--A municipal debt or interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. A fund may use Derivative Instruments to maintain exposure to bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales or fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes.



         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

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
For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.


         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad market sectors in which a fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

         In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special conside rations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

     (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


         OPTIONS. The funds may purchase put and call options and write
(sell) covered put or call options on securities in which they invest and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations--Illiquid Securities."


         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the over-the-counter debt options used by the funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contract to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.

         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.


         The funds may purchase and write both exchange-traded and over-the-counter options. However, exchange-traded or liquid over-the-counter options on municipal debt securities are not currently available. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

         LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by each fund's board without shareholder vote:

     (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.


         FUTURES. The funds may purchase and sell municipal bond index futures contracts, municipal debt future contracts and interest rate futures contracts. A fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.


         Futures strategies also can be used to manage the average duration of a fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a fund's portfolio, the fund may sell a futures contract or a call option thereon or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon or sell a put option thereon.

         A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by a fund's board without shareholder vote:

      (1) The aggregate initial margin and premiums on futures contracts and related options that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.


      (2) The aggregate premiums paid on all options (including options on securities and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.


      (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.


                  ORGANIZATION OF TRUSTS; TRUSTEES AND OFFICERS
          AND PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

         Mutual Fund Trust was formed on November 21, 1986 and Municipal Series was formed on January 28, 1987 as business trusts under the laws of the Commonwealth of Massachusetts. Each Trust has two operating series and is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The applicable board oversees each fund's operations.

         The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------    ----------------------------------------
Margo N. Alexander*+; 53                 Trustee and President     Mrs. Alexander is Chairman (since March
                                                                   1999), chief executive officer and a
                                                                   director of Mitchell Hutchins (since
                                                                   January 1995), and an executive vice
                                                                   president and a director of PaineWebber
                                                                   (since March 1984). Mrs. Alexander is
                                                                   president and a director or trustee of
                                                                   31 investment companies for which
                                                                   Mitchell Hutchins, PaineWebber or one of
                                                                   their affiliates serves as investment
                                                                   adviser.

Richard Q. Armstrong; 65                       Trustee             Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                                 of R.Q.A. Enterprises (management
One Old Church Road                                                consulting firm) (since April 1991 and
Unit #6                                                            principal occupation since March 1995).
Greenwich, CT 06830                                                Mr. Armstrong was chairman of the board,
                                                                   chief executive officer and co-owner of
                                                                   Adirondack Beverages (producer and
                                                                   distributor of soft drinks and
                                                                   sparkling/still waters) (October
                                                                   1993-March 1995). He was a partner of
                                                                   The New England Consulting Group
                                                                   (management consulting firm) (December
                                                                   1992-September 1993). He was managing
                                                                   director of LVMH U.S. Corporation (U.S.
                                                                   subsidiary of the French luxury goods
                                                                   conglomerate, Louis Vuitton Moet
                                                                   Hennessey Corporation) (1987-1991) and
                                                                   chairman of its wine and spirits
                                                                   subsidiary, Schieffelin & Somerset
                                                                   Company (1987-1991). Mr. Armstrong is a
                                                                   director or trustee of 30 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

E. Garrett Bewkes, Jr.** +; 73       Trustee and Chairman of the   Mr. Bewkes is a director of Paine Webber
                                          Board of Trustees        Group Inc. ("PW Group") (holding company
                                                                   of PaineWebber and Mitchell Hutchins).
                                                                   Prior to 1996, he was a consultant to PW
                                                                   Group. As of May 1, 1999, he serves as a
                                                                   consultant to PaineWebber. Prior to
                                                                   1988, he was chairman of the board,
                                                                   president and chief executive officer of
                                                                   American Bakeries Company. Mr. Bewkes is
                                                                   a director of Interstate Bakeries
                                                                   Corporation. Mr. Bewkes is a director or
                                                                   trustee of 39 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.

                                      36

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------    ----------------------------------------
Richard R. Burt; 53                            Trustee             Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave, N.W.                                        Inc. (international investments and
Washington, D.C.  20004                                            consulting firm) (since March 1994) and
                                                                   a partner of McKinsey & Company
                                                                   (management consulting firm) (since
                                                                   1991). He is also a director of
                                                                   Archer-Daniels-Midland Co. (agricultural
                                                                   commodities), Hollinger International
                                                                   Co. (publishing), Homestake Mining Corp.
                                                                   (gold mining), six investment companies
                                                                   in the Deutsche Bank family of funds,
                                                                   nine investment companies in the Flag
                                                                   Investors family of funds, The Central
                                                                   European Fund, Inc. and The Germany
                                                                   Fund, Inc., vice chairman of Anchor
                                                                   Gaming (provides technology to gaming
                                                                   and wagering industry (since July 1999)
                                                                   and chairman of Weirton Steel Corp.
                                                                   (makes and finishes steel products)
                                                                   (since April 1996). He was the chief
                                                                   negotiator in the Strategic Arms
                                                                   Reduction Talks with the former Soviet
                                                                   Union (1989-1991) and the U.S.
                                                                   Ambassador to the Federal Republic of
                                                                   Germany (1985-1989). Mr. Burt is a
                                                                   director or trustee of 30 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Mary C. Farrell**+; 50                         Trustee             Ms. Farrell is a managing director,
                                                                   senior invest ment strategist and member
                                                                   of the Investment Policy Committee of
                                                                   PaineWebber. Ms. Farrell joined
                                                                   PaineWebber in 1982. She is a member of
                                                                   the Financial Women's Association and
                                                                   Women' s Economic Roundtable and appears
                                                                   as a regular panelist on Wall $treet
                                                                   Week with Louis Rukeyser. She also
                                                                   serves on the Board of Overseers of New
                                                                   York University's Stern School of
                                                                   Business. Ms. Farrell is a director or
                                                                   trustee of 29 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.

Meyer Feldberg; 58                             Trustee             Mr. Feldberg is Dean and Professor of
Columbia University                                                Management of the Graduate School of
101 Uris Hall                                                      Business, Columbia University. Prior to
New York, NY  10027                                                1989, he was president of the Illinois
                                                                   Institute of Technology. Dean Feldberg
                                                                   is also a director of Primedia, Inc.
                                                                   (publishing), Federated Department
                                                                   Stores, Inc. (operator of department
                                                                   stores) and Revlon, Inc. (cosmetics).
                                                                   Dean Feldberg is a director or trustee
                                                                   of 36 investment companies for which
                                                                   Mitchell Hutchins, PaineWebber or one of
                                                                   their affiliates serves as investment
                                                                   adviser.

                                      37

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------    ----------------------------------------
George W. Gowen; 70                            Trustee             Mr. Gowen is a partner in the law firm
666 Third Avenue                                                   of Dunnington, Bartholow & Miller. Prior
 New York, NY  10017                                               to May 1994, he was a partner in the law
                                                                   firm of Fryer, Ross & Gowen. Mr. Gowen
                                                                   is a director or trustee of 36
                                                                   investment companies for which Mitchell
                                                                   Hutchins, PaineWebber or one of their
                                                                   affiliates serves as investment adviser.

Frederic V. Malek; 63                          Trustee             Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                        Partners (merchant bank) and chairman of
Suite 350                                                          Thayer Hotel Investors II and Lodging
Washington, D.C.  20004                                            Opportunities Fund (hotel investment
                                                                   partnerships). From January 1992 to
                                                                   November 1992, he was campaign manager
                                                                   of Bush-Quayle `92. From 1990 to 1992,
                                                                   he was vice chairman and, from 1989 to
                                                                   1990, he was president of Northwest
                                                                   Airlines Inc. and NWA Inc. (holding
                                                                   company of Northwest Airlines Inc.)
                                                                   Prior to 1989, he was employed by the
                                                                   Marriott Corporation (hotels,
                                                                   restaurants, airline catering and
                                                                   contract feeding), where he most
                                                                   recently was an executive vice president
                                                                   and president of Marriott Hotels and
                                                                   Resorts. Mr. Malek is also a director of
                                                                   Aegis Communications, Inc.
                                                                   (tele-services), American Management
                                                                   Systems, Inc. (management consulting and
                                                                   computer related services), Automatic
                                                                   Data Processing, Inc. (computing
                                                                   services), CB Richard Ellis, Inc. (real
                                                                   estate services), FPL Group, Inc.
                                                                   (electric services), Global Vacation
                                                                   Group (packaged vacations), HCR/Manor
                                                                   Care, Inc. (health care), SAGA Systems,
                                                                   Inc. (software company) and Northwest
                                                                   Airlines Inc. Mr. Malek is a director or
                                                                   trustee of 30 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.



                                      38

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------    ----------------------------------------
Carl W. Schafer; 64                            Trustee             Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                       Foundation (charitable foundation
Princeton, NJ  08542                                               supporting mainly oceanographic
                                                                   exploration and research). He is a
                                                                   director of Labor Ready, Inc. (temporary
                                                                   employment), Roadway Express, Inc.
                                                                   (trucking), The Guardian Group of Mutual
                                                                   Funds, the Harding, Loevner Funds,
                                                                   E.I.I. Realty Trust (investment
                                                                   company), Evans Systems, Inc. (motor
                                                                   fuels, convenience store and diversified
                                                                   company), Electronic Clearing House,
                                                                   Inc. (financial transactions
                                                                   processing), Frontier Oil Corporation
                                                                   and Nutraceutix, Inc. (biotechnology
                                                                   company). Prior to January 1993, he was
                                                                   chairman of the Investment Advisory
                                                                   Committee of the Howard Hughes Medical
                                                                   Institute. Mr. Schafer is a director or
                                                                   trustee of 30 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.

Brian M. Storms* +; 45                         Trustee             Mr. Storms is president and chief
                                                                   operating officer of Mitchell Hutchins
                                                                   (since March 1999). Mr. Storms was
                                                                   president of Prudential Investments
                                                                   (1996-1999). Prior to joining
                                                                   Prudential, he was a managing director
                                                                   at Fidelity Investments. Mr. Storms is
                                                                   director or trustee of 30 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Cynthia N. Bow*; 41                         Vice President         Ms. Bow is a vice president and a
                                       (Mutual Fund Trust only)    portfolio manager of Mitchell Hutchins.
                                                                   Ms. Bow has been with Mitchell Hutchins
                                                                   since 1982. Ms. Bow is a vice president
                                                                   of two investment companies for which
                                                                   Mitchell Hutchins, PaineWebber or one of
                                                                   their affiliates serves as investment
                                                                   adviser.

Thomas Disbrow***; 34                     Vice President and       Mr. Disbrow is a first vice president
                                         Assistant Treasurer       and a senior manager of the mutual fund
                                                                   finance department of Mitchell Hutchins.
                                                                   Prior to November 1999, he was a vice
                                                                   president of Zweig/Glaser Advisers. Mr.
                                                                   Disbrow is a vice president and
                                                                   assistant treasurer of 31 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Elbridge T. Gerry III*; 43                  Vice President         Mr. Gerry is a managing director and a
                                                                   portfolio manager of Mitchell Hutchins.
                                                                   Prior to January 1996, he was with J.P.
                                                                   Morgan Private Banking where he was
                                                                   responsible for managing municipal
                                                                   assets, including several municipal bond
                                                                   funds. Mr. Gerry is a vice president of
                                                                   six investment companies for which
                                                                   Mitchell Hutchins, PaineWebber or one of
                                                                   their affiliates serves as investment
                                                                   adviser.

                                      39

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST   BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------   ----------------------------------------
John J. Lee***; 31                        Vice President and      Mr. Lee is a vice president and a
                                         Assistant Treasurer      manager of the mutual fund finance
                                                                  department of Mitchell Hutchins. Prior
                                                                  to September 1997, he was an audit
                                                                  manager in the financial services
                                                                  practice of Ernst & Young LLP. Mr. Lee
                                                                  is a vice president and assistant
                                                                  treasurer of 31 investment companies for
                                                                  which Mitchell Hutchins, PaineWebber or
                                                                  one of their affiliates serves as an
                                                                  investment adviser.

Kevin J. Mahoney***; 34                   Vice President and       Mr. Mahoney is a first vice president
                                         Assistant Treasurer       and a senior manager of the mutual fund
                                                                   finance department of Mitchell Hutchins.
                                                                   From August 1996 through March 1999, he
                                                                   was the manager of the mutual fund
                                                                   internal control group of Salomon Smith
                                                                   Barney. Prior to August 1996, he was an
                                                                   associate and assistant treasurer of
                                                                   BlackRock Financial Management L.P. Mr.
                                                                   Mahoney is a vice president and
                                                                   assistant treasurer of 31 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Dennis McCauley*; 53                        Vice President         Mr. McCauley is a managing director and
                                                                   chief investment officer--fixed income
                                                                   of Mitchell Hutchins. Mr. McCauley is a
                                                                   vice president of 21 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Ann E. Moran***; 42                       Vice President and       Ms. Moran is a vice president and a
                                         Assistant Treasurer       manager of the mutual fund finance
                                                                   department of Mitchell Hutchins. Ms.
                                                                   Moran is a vice president and assistant
                                                                   treasurer of 31 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.

Dianne E. O'Donnell**; 48                  Vice President          Ms. O'Donnell is a senior vice president
                                           and Secretary           and deputy general counsel of Mitchell
                                                                   Hutchins. Ms. O'Donnell is a vice
                                                                   president and secretary of 31 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

Paul H. Schubert***; 37                    Vice President          Mr. Schubert is a senior vice president
                                           and Treasurer           and director of the mutual fund finance
                                                                   department of Mitchell Hutchins. Mr.
                                                                   Schubert is a vice president and
                                                                   treasurer of 31 investment companies for
                                                                   which Mitchell Hutchins, PaineWebber or
                                                                   one of their affiliates serves as
                                                                   investment adviser.

                                      40

       NAME AND ADDRESS; AGE           POSITION WITH EACH TRUST    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           ------------------------    ----------------------------------------
Barney A. Taglialatela***; 39             Vice President and       Mr. Taglialatela is a vice president and
                                         Assistant Treasurer       a manager of the mutual fund finance
                                                                   department of Mitchell Hutchins. Mr.
                                                                   Taglialatela is a vice president and
                                                                   assistant treasurer of 31 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

William W. Veronda*; 54                     Vice President         Mr. Veronda is a senior vice president
                                      (PW Municipal Series only)   of Mitchell Hutchins. Prior to September
                                                                   1995, he was a senior vice president and
                                                                   general manager at Invesco Funds Group.
                                                                   Mr. Veronda is vice president of one
                                                                   investment company for which Mitchell
                                                                   Hutchins or PaineWebber serves as
                                                                   investment adviser.

Keith A. Weller**; 38                     Vice President and       Mr. Weller is a first vice president and
                                         Assistant Secretary       associate general counsel of Mitchell
                                                                   Hutchins. Mr. Weller is a vice president
                                                                   and assistant secretary of 30 investment
                                                                   companies for which Mitchell Hutchins,
                                                                   PaineWebber or one of their affiliates
                                                                   serves as investment adviser.

-----------------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.


** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.


*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.


+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell, and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.


         Each Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each series and $150 per series for each board meeting and each separate meeting of a board committee. Each Trust presently has two series and thus pays each such trustee $2,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the funds, neither Trust requires any employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.


         The table below includes certain information relating to the compensation of the current board members who held office with the Trusts or with other PaineWebber funds during the periods indicated:

                               COMPENSATION TABLE+

                                                  AGGREGATE         AGGREGATE
                                                 COMPENSATION      COMPENSATION          TOTAL COMPENSATION
                                                 FROM MUTUAL      FROM MUNICIPAL         FROM THE TRUSTS AND
                 NAME OF PERSON, POSITION        FUND TRUST*          SERIES*            THE FUND COMPLEX**
                 ------------------------        -----------      --------------         -------------------
          Richard Q. Armstrong,
          Trustee............................      $3,560             $3,560                  $104,650
          Richard R. Burt,
          Trustee............................       3,560              3,560                   102,850
          Meyer Feldberg,
          Trustee............................       3,560              3,560                   119,650
          George W. Gowen,
          Trustee............................       4,344              4,344                   119,650
          Frederic V. Malek,
          Trustee............................       3,560              3,560                   104,650
          Carl W. Schafer,
          Trustee............................       3,500              3,500                   104,650

--------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.


* Represents fees paid to each board member from the Trust indicated for the fiscal year ended February 29, 2000.


**  Represents total compensation paid during the calendar year ended
    December 31, 1999, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


         As of June 6, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.


         As of June 6, 2000, the following shareholders were shown in the funds' records as owning 5% or more of any class of a fund's shares:


               NAME AND ADDRESS*                                             PERCENTAGE OF SHARES BENEFICIALLY
               -----------------                                                 OWNED AS OF JUNE 6, 2000
                                                                             ---------------------------------
               NATIONAL TAX-FREE INCOME FUND
               George T. Westwood TTEE                                                        9.35% of
               UA 6/22/83                                                               Class B shares

               Helen Polinger TTEE                                                            5.23% of
               FBO Benjamin Polinger                                                    Class B shares

               Charlsia L. Brown TTEE for                                                    38.96% of
               Sam M. Brown Irrevocable                                                 Class Y shares
               Educational Life Insurance Trust
               U/A/D 2/28/94

               Edith M. Buss TTEE                                                            14.64% of
               FBO Buss Family Revocable                                                Class Y shares
               Trust U/A dated 11/8/90


                                      42

               NAME AND ADDRESS*                                             PERCENTAGE OF SHARES BENEFICIALLY
               -----------------                                                 OWNED AS OF JUNE 6, 2000
                                                                             ---------------------------------
               Gilbert C. Powers &                                                            9.80% of
               Pamela M. Powers Com Prop                                                Class Y shares

               MUNICIPAL HIGH INCOME FUND
               Joseph L. Wisne TTEE                                                           7.28% of
               UAD 7/9/91 by Joseph L. Wisne                                            Class A shares
               Antony Von Elbe                                                                5.14% of
                                                                                        Class A shares
               PaineWebber Cust                                                              20.61% of
               Theoginia K. Duffy IRA RLVR                                              Class Y shares
               Jacob J. Kornberg                                                             19.98% of
               Margaret R. Kornberg JT TEN                                              Class Y shares
               Stephen M. Brickley                                                            7.41% of
                                                                                        Class Y shares
               Sanober H. Mumtaz                                                              5.95% of
                                                                                        Class Y shares
               Jay T. Landgren                                                                5.77% of
                                                                                        Class Y shares

               CALIFORNIA TAX-FREE INCOME FUND
               Thomas G. Donahue and Patricia A. Donahue TTEES FBO                            8.57% of
               The Donahue Living Revocable                                             Class B shares
               Trust dtd 8/11/95

               Elsie J. Fabiano                                                              50.35% of
                                                                                        Class Y shares
               Robert E. Maloney                                                              8.95% of
               Nina B. Maloney Comm Prop                                                Class Y shares

               Comerica Bank TTEE                                                             8.82% of
               FBO Trust C under the                                                    Class Y shares
               Franklin Bond and Edna D. Bond
               Trust dtd April 2, 1992

               Margaret Crane Trustee                                                         7.37% of
               F/T Edward and Margaret Crane                                            Class Y shares
               Survivor's Trust dtd 12/02/93

               Carolyn L. Worthington TTEE                                                    6.88% of
               UA DTD 07-16-90                                                          Class Y shares


                                      43

               NAME AND ADDRESS*                                             PERCENTAGE OF SHARES BENEFICIALLY
               -----------------                                                 OWNED AS OF JUNE 6, 2000
                                                                             ---------------------------------
               NEW YORK TAX-FREE INCOME FUND
               Trust U/W/O Vito Monitto                                                       7.83% of
               Frances Monitto Manfredi TTEE                                            Class A shares

               Mrs. Marguerite Rossetto                                                      17.16% of
                                                                                        Class B shares
               Wolf Kahn                                                                      6.83% of
                                                                                        Class B shares
               Harold Wasserman and                                                          39.62% of
               Joan Wasserman JTWROS                                                    Class Y shares
               The Michael Gerard DiNapoli                                                   26.28% of
               Revocable Trust DTD 4/3/00                                               Class Y shares
               Sherry Crespin-DiNapoli TTEE

               Margaret L. Kawecki                                                           13.40% of
               Living Trust DTD 4/8/96                                                  Class Y shares
               Margaret L. Kawecki TTEE
               Stephen A. Castellano                                                          9.26% of
                                                                                        Class Y shares
               Issac Malina                                                                   7.45% of
                                                                                        Class Y shares


* The shareholders listed above may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.


        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS


INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator pursuant to a separate contracts (each an "Advisory Contract") with each Trust. Under the applicable Advisory Contract, each fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets in the case of National Tax-Free Income Fund and California Tax-Free Income Fund and 0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income Fund.

         During each of the periods indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:


                                                                      FISCAL YEARS ENDED FEBRUARY 28/29,
                                                                       2000                 1999                 1998
                                                                       ----                 ----                 ----
         National Tax-Free Income Fund..........                $ 1,376,862           $1,522,045         $  1,634,990
         Municipal High Income Fund.............                    636,525              632,526              551,107
         California Tax-Free Income Fund........                    704,250              754,659              776,955
                                                                  (of which    (of which 200,824
                                                        281,706 was waived)          was waived)
         New York Tax-Free Income Fund..........                    238,369              273,412              264,754
                                                                  (of which    (of which 112,366    (of which 117,350
                                                        125,371 was waived)          was waived)          was waived)



        Under the terms of the applicable Advisory Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a particular fund are allocated between the appropriate funds by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins;
(3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.


        Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a fund.

         TRANSFER AGENCY-RELATED SERVICES. PFPC Inc. ("PFPC"), the funds' transfer agent, (not the funds) pays PaineWebber for certain transfer agency-related services that PFPC has delegated to PaineWebber. Prior to August 1, 1997, under an agreement between the applicable Trust and PaineWebber, PaineWebber provided those services to each fund not otherwise provided by its transfer agent. Under these agreements, PaineWebber earned (or accrued) the amounts set forth below during the period indicated:

                                                              FOR THE FIVE MONTHS
                                                              ENDED JULY 31, 1997
                                                              -------------------
                National Tax-Free Income Fund.........                   $15,757
                Municipal High Income Fund............                     5,104
                California Tax-Free Income Fund.......                     5,924
                New York Tax-Free Income Fund.........                     2,077


         SECURITIES LENDING. During the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the funds paid (or accrued) no fees to PaineWebber for its services as securities lending agent.


         NET ASSETS. The following table shows the approximate net assets as of May 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                                                         NET ASSETS
                                            INVESTMENT CATEGORY                            ($MIL)
                                            -------------------                            ------
               Domestic (excluding Money Market)................................          $9,269.6
               Global...........................................................           4,658.6
               Equity/Balanced..................................................           9,676.7
               Fixed Income (excluding Money Market)............................           4,251.5
                        Taxable Fixed Income....................................           2,858.1
                        Tax-Free Fixed Income...................................           1,393.4
               Money Market Funds...............................................          38,814.8


         PERSONAL TRADING POLICIES. The funds, their investment adviser and their principal underwriter each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.


         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable fund. Shares of each fund are offered continuously. Under separate dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds (collectively, "PW Dealer Agreements"), PaineWebber and its correspondent firms sell each fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019.


         Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the funds' Class Y shares and the funds pay no service or distribution fees with respect to their Class Y shares.


         Mitchell Hutchins uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

         Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

         - Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

         - Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

         PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

         Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

         The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins as compensation for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


         Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.

         In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of each fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

         The funds paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended February 29, 2000:

                                NATIONAL TAX-FREE    MUNICIPAL HIGH    CALIFORNIA TAX-FREE    NEW YORK TAX-FREE
                                   INCOME FUND        INCOME FUND          INCOME FUND           INCOME FUND
                                -----------------    --------------    -------------------    -----------------
      Class A.................        $ 526,472          $ 164,945              $276,573             $ 60,508
      Class B.................          194,904            168,537               120,852               47,379
      Class C.................          335,657            171,172               133,731               80,640


         Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fiscal year ended February 29, 2000:


                                                                                           CALIFORNIA         NEW YORK
                                                 NATIONAL TAX-FREE    MUNICIPAL HIGH    TAX-FREE INCOME    TAX-FREE INCOME
                                                    INCOME FUND        INCOME FUND            FUND              FUND
                                                 -----------------    --------------    ---------------    ---------------
      CLASS A
      Marketing and advertising.................         $241,310          $185,990           $198,054           $106,366
      Amortization of commissions...............                0                 0                  0                  0
      Printing of prospectuses and statements
      of additional information.................            2,725               858              1,105                350
      Branch network costs allocated and
      interest expense..........................          695,709           191,845            352,658             81,103
      Service fees paid to PaineWebber
      Financial Advisors........................          205,324            64,328            107,863             23,598

      CLASS B
      Marketing and advertising.................           22,330            47,413             21,556             20,794
      Amortization of commissions...............           72,241           118,094             44,477             17,443
      Printing of prospectuses and statements
      of additional information.................              252               221                121                100
      Branch network costs allocated and
      interest expense..........................           73,433            58,094             45,176             18,075
      Service fees paid to PaineWebber
      Financial Advisors........................           19,004            16,432             11,783              4,620

      CLASS C
      Marketing and advertising.................           51,302            64,214             31,986             47,221
      Amortization of commissions...............           87,272            44,505             34,770             20,966
      Printing of prospectuses and statements
      of additional information.................              581               304                178                170
      Branch network costs allocated and
      interest expense..........................          149,660            67,134             57,653             36,435
      Service fees paid to PaineWebber
      Financial Advisors........................           43,635            22,252             17,385             10,483


         "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

         In approving each fund's overall Flexible Pricing-SM- system of distribution, the applicable board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund' s shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.


         In approving the Class B Plan, the board of each fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.


         In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors of having no initial sales charges deducted from fund purchase payments and instead having the entire amount of such purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares, generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors after Class C shares have been held more than one year without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

         With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

         Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as dealer.



                                                                          FISCAL YEAR ENDED FEBRUARY 28/29,
                                                                     2000                 1999              1998
                                                                     ----                 ----              ----
       NATIONAL TAX-FREE INCOME FUND
       Earned...................................                 $ 94,940            $ 141,884          $ 79,748
       Retained.................................                    8,798               12,438             6,357

       MUNICIPAL HIGH INCOME FUND
       Earned...................................                   39,934               66,403           121,988
       Retained.................................                    2,931                5,007             7,764

       CALIFORNIA TAX-FREE INCOME FUND
       Earned...................................                  102,363              105,681            79,848
       Retained.................................                    9,421                8,900             6,304

       NEW YORK TAX-FREE INCOME FUND
       Earned...................................                   22,184               35,695            47,579
       Retained.................................                    1,775                3,239             3,962


         Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 29, 2000:


                                NATIONAL TAX-FREE     MUNICIPAL HIGH     CALIFORNIA TAX-FREE    NEW YORK TAX-FREE
                                   INCOME FUND          INCOME FUND          INCOME FUND           INCOME FUND
                                -----------------     --------------     -------------------    -----------------
     Class A...............         $        0           $        0           $        0            $        0
     Class B...............             68,963               71,092               47,867                12,492
     Class C...............              8,999                6,700                5,907                   945


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Each fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the over-the-counter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. During the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the funds did not pay any brokerage commissions.


         The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the applicable fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, none of the funds paid brokerage commissions to PaineWebber.


         Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.


         In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell Hutchins may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins, to that fund and its other clients.


         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


         For the fiscal year ended February 29, 2000, the funds did not direct any portfolio transactions to brokers chosen because they provide research, analysis, advice and similar services.

         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment process. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the funds.

         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the funds.

         The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.

         PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

         The funds' respective portfolio turnover rates for the fiscal years shown were:


                                                                              FISCAL YEARS ENDED FEBRUARY 28/29
                                                                                   2000               1999
                                                                                   ----               ----
                  National Tax-Free Income Fund....................                 29%                43%
                  Municipal High Income Fund.......................                 19%                26%
                  California Tax-Free Income Fund..................                 24%                45%
                  New York Tax-Free Income Fund....................                 19%                44%


            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

         WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:


         - Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

         - Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

         - Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

         - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus

         In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

         COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.


         An "eligible group of related fund investors" can consist of any combination of the following:

         (a)    an individual, that individual's spouse, parents and children;

         (b)    an individual and his or her individual retirement account
("IRA");

         (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

         (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

         (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

         (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

         (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

         (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

         RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus
(2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.


         REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes --Special Rule for Class A Shareholders," below.


         WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


         PURCHASES OF CLASS Y SHARES THROUGH THE PACE-SM- MULTI ADVISOR PROGRAM. An investor who participates in the PACE-SM- Multi Advisor Program is eligible to purchase Class Y shares. The PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE-SM- Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE-SM-Multi Advisor Program.


         PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE-SM-PROGRAM. Investors who purchase shares through the PaineWebber InsightOne-SM-Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne-SM- Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

         ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

         If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

         SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

         AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

         - Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

         - Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

         Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

         An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

         TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT-Registered Trademark-
(RMA)-Registered Trademark-

         Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the " PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

         To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

         The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

         PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market' s highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

         PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

         - monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

         - comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

         - automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

         - check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

         - Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

         - unlimited electronic funds transfers and a bill payment service for an additional fee;

         - 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

         - expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

         - automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

         The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

         Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.

                               VALUATION OF SHARES

         Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

                             PERFORMANCE INFORMATION

         The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements ") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

                 n
         P(1 + T)  =   ERV
      where:     P =   a hypothetical initial payment of $1,000 to purchase
                       shares of a specified class
                 T =   average annual total return of shares of that class
                 n =   number of years
               ERV =   ending redeemable value of a hypothetical $1,000 payment
                       at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum sales charge of 4.0%, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

         The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

         Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

         The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                          NATIONAL TAX-FREE INCOME FUND

       CLASS                                                CLASS A          CLASS B        CLASS C        CLASS Y
       -----                                                -------          -------        -------        -------
       (INCEPTION DATE)                                    (12/03/84)       (07/01/91)     (07/02/92      (11/03/95)
       ----------------                                    ----------       ----------     ---------      ----------
       Year ended February 29, 2000:
                Standardized Return*..............            (7.77)%          (9.22)%       (5.10)%         (3.77)%
                Non-Standardized Return...........            (3.91)%          (4.68)%       (4.42)%         (3.77)%
       Five Years ended February 29, 2000:
                Standardized Return*..............              3.79%            3.50%         4.10%             N/A
                Non-Standardized Return...........              4.64%            3.83%         4.10%             N/A
       Ten Years ended February 29, 2000:
                Standardized Return*..............              5.44%              N/A           N/A             N/A
                Non-Standardized Return...........              5.86%              N/A           N/A             N/A
       Inception to February 29,2000:
                Standardized Return*..............              7.26%            4.98%         4.17%           3.96%
                Non-Standardized Return...........              7.55%            4.98%         4.17%           3.96%

                           MUNICIPAL HIGH INCOME FUND

       CLASS                                                CLASS A          CLASS B        CLASS C        CLASS Y
       -----                                                -------          -------        -------        -------
       (INCEPTION DATE)                                    (06/23/87)       (07/01/91)     (07/02/92)     (02/05/98)
       ----------------                                    ----------       ----------     ----------     ----------
       Year ended February 29, 2000:
                Standardized Return*..............          (7.73)%         (9.18)%        (5.17)%          (3.73)%
                Non-Standardized Return...........          (3.91)%         (4.65)%        (4.49)%          (3.73)%
       Five Years ended February 29, 2000:
                Standardized Return*..............            4.76%           4.45%          5.06%              N/A
                Non-Standardized Return...........            5.61%           4.79%          5.06%              N/A
       Ten Years ended February 29, 2000:
                Standardized Return*..............            6.03%             N/A            N/A              N/A
                Non-Standardized Return...........            6.46%             N/A            N/A              N/A
       Inception to February 29, 2000:
                Standardized Return*..............            6.72%           5.62%          4.62%            0.46%
                Non-Standardized Return...........            7.07%           5.62%          4.62%            0.46%

                         CALIFORNIA TAX-FREE INCOME FUND

       CLASS                                                CLASS A          CLASS B        CLASS C        CLASS Y
       -----                                                -------          -------        -------        -------
       (INCEPTION DATE)                                    (09/16/85)       (07/01/91)     (07/02/92)     (02/05/98)
       ----------------                                    ----------       ----------     ----------     ----------
       Year ended February 29, 2000:
                Standardized Return*..............          (7.84)%         (9.16)%        (5.04)%          (3.73)%
                Non-Standardized Return...........          (3.96)%         (4.60)%        (4.36)%          (3.73)%
       Five Years ended February 29, 2000:
                Standardized Return*..............            3.79%           3.52%          4.13%              N/A
                Non-Standardized Return...........            4.65%           3.85%          4.13%              N/A
       Ten Years ended February 29, 2000:
                Standardized Return*..............            5.34%             N/A            N/A              N/A
                Non-Standardized Return...........            5.77%             N/A            N/A              N/A
       Inception to February 29, 2000
                Standardized Return*..............            6.82%           4.84%          4.12%            0.95%
                Non-Standardized Return...........            7.13%           4.84%          4.12%            0.95%


                                      59

                          NEW YORK TAX-FREE INCOME FUND

       CLASS                                                CLASS A          CLASS B        CLASS C        CLASS Y
       -----                                                -------          -------        -------        -------
       (INCEPTION DATE)                                    (09/23/88)       (07/01/91)     (07/02/92)     (05/21/98)
       ----------------                                    ----------       ----------     ----------     ----------
       Year ended February 29, 2000:
                Standardized Return*..............          (8.16)%         (9.58)%        (5.48)%          (4.10)%
                Non-Standardized Return...........          (4.33)%         (5.05)%        (4.80)%          (4.10)%
       Five Years ended February 29, 2000:
                Standardized Return*..............            4.13%           3.86%          4.46%              N/A
                Non-Standardized Return...........            4.99%           4.20%          4.46%              N/A
       Ten Years ended February 29, 2000:
                Standardized Return*..............            5.87%             N/A            N/A              N/A
                Non-Standardized Return...........            6.31%             N/A            N/A              N/A
       Inception to February 29, 2000:
                Standardized Return*..............            6.11%           5.43%          4.52%            0.60%
                Non-Standardized Return...........            6.49%           5.43%          4.52%            0.60%

------------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charges of 4.0%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.


         YIELD. Yields used in each fund's Performance Advertisements are calculated by dividing the fund's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:



YIELD   =           2[( a - b +1) to the power of 6 -1]
                       ------
                         cd


      where:     a =   interest earned during the Period attributable to a class
                       of shares
                 b =   expenses accrued for the Period attributable to a class
                       of shares (net of reimbursements)
                 c =   the average daily number of shares of a class outstanding
                       during the Period that were entitled to receive dividends
                 d =   the maximum offering price per share (in the case of
                       Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

         Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), each fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the fund's current maximum 4.0% initial sales charge on Class A shares is included.

         The following table shows the yield for each class of shares of each fund for the 30-day period ended February 29, 2000:


                             NATIONAL TAX-FREE     MUNICIPAL HIGH    CALIFORNIA TAX-FREE     NEW YORK TAX-FREE
                                INCOME FUND          INCOME FUND         INCOME FUND            INCOME FUND
                             -----------------     --------------    -------------------     -----------------
       Class A.............        5.10%                 5.38%               5.08%                  4.61%
       Class B.............        4.51%                 4.85%               4.51%                  4.04%
       Class C.............        4.79%                 5.11%               4.78%                  4.30%
       Class Y.............        5.55%                 5.73%               5.56%                  5.05%


         Tax-exempt yield is calculated according to the same formula except that the variable "a" equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

                                    E
         TAX EQUIVALENT YIELD = ( ----- ) + t
                                  1 - p

         E = tax-exempt yield of a class of shares p = stated income tax rate t = taxable yield of a Class of shares

         The tax-equivalent yield of California Tax-Free Income Fund assumes a 45.22% combined effective California and federal tax rate. The tax-equivalent yield of New York Tax-Free Income Fund assumes a 46.10% effective New York State, New York City and federal tax rate. The tax-equivalent yield of each of National Tax-Free Income Fund and Municipal High Income Fund assumes a 39.6% effective federal tax rate.


         The funds had the following tax-equivalent yields for the 30-day period ended February 29, 2000:


                             NATIONAL TAX-FREE     MUNICIPAL HIGH    CALIFORNIA TAX-FREE     NEW YORK TAX-FREE
                                INCOME FUND          INCOME FUND         INCOME FUND            INCOME FUND
                             -----------------     --------------    -------------------     -----------------
       Class A.............         9.52%               8.91%                9.27%                  8.55%
       Class B.............         8.41%               8.03%                8.23%                  7.50%
       Class C.............         8.94%               8.46%                8.73%                  7.98%
       Class Y.............        10.36%               9.49%               10.15%                  9.37%


         OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") for U.S. government funds, corporate bond (BBB) funds and high yield funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD" ) or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock, bond and other indices, including the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Smith Barney World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each fund also may refer in these materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE

WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

         The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote-Registered Trademark-
Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

                                      TAXES

         BACKUP WITHHOLDING. Each fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

         CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal
Revenue Code plus its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends paid by a fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each fund intends to continue to satisfy this requirement. The aggregate dividends designated for any year by a fund as exempt-interest dividends may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from a fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisers concerning this matter.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

         If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         If a fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         Dividends and other distributions declared by a fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Each fund invests almost exclusively in debt securities and Derivative Instruments and receives no dividend income; accordingly, no (or only a negligible) portion of the distributions paid by any fund will be eligible for the dividends-received deduction allowed to corporations.

         Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures derived by a fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

         If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         Each fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         CALIFORNIA TAXES. Individual shareholders of California Tax-Free Income Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on obligations of U.S. possessions or territories) ("exempt-interest dividends"), provided that the fund qualifies as a RIC under the Internal Revenue Code and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation under the laws or Constitution of California or the laws of the United States. Distributions from the fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions by California Tax-Free Income Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. Moreover, under California legislation incorporating certain provisions of the Code applicable to RICs, amounts treated as capital gain distributions for federal income tax purposes generally will be treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders other than exempt-interest dividends are includable in income subject to California alternative minimum tax.

         Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the California alternative minimum tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of California Tax-Free Income Fund will not be deductible for California personal income tax purposes.

         Shares of California Tax-Free Income Fund will not be subject to the California property tax.

         NEW YORK TAXES. Individual shareholders of New York Tax-Free Income Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including the City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that the fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income. Distributions to individual shareholders by the fund which represents long-term capital gains for federal income tax purposes will be treated as long-term capital gains for New York State and City personal income tax purposes. (Certain undistributed capital gains of the fund that are treated as (taxable) long-term capital gains in the hands of shareholders will be treated as long-term capital gains for New York State and City personal income taxes.)

         Shareholders of New York Tax-Free Income Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the fund in their investment capital for purposes of such taxes.

         Shareholders of New York Tax-Free Income Fund will not be subject to the unincorporated business taxation imposed by the City solely by reason of their ownership of shares in the fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by the fund will be subject to such tax except in general to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).

         Shares of New York Tax-Free Income Fund will not be subject to property taxes imposed by New York State or the City.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the New York Tax-Free Income Fund (and certain other expenses relating thereto) generally will not be deductible for New York State and City personal income tax purposes.

         Interest income of New York Tax-Free Income Fund which is distributed to shareholders will generally not be taxable to the fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

         The fund is subject to the corporation franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of the fund is federal "investment company taxable income" with certain modifications. In addition, the fund is permitted to deduct dividends paid to its shareholders in determining its federal taxable income.

         The foregoing is a general summary of certain provisions of federal, California and New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of the funds. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

         TAX-FREE INCOME VS. TAXABLE INCOME-NATIONAL TAX-FREE INCOME FUND AND MUNICIPAL HIGH INCOME FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2000 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 2000, or a single individual with taxable income of $55,000 in 2000, whose investments earned a 6% tax-free yield, would have had to earn approximately an 8.33% taxable yield to receive the same benefit.


               TABLE I. 2000 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


        TAXABLE INCOME (000'S)                                             A TAX-FREE YIELD OF
--------------------------------------                 ------------------------------------------------------------
                                           FEDERAL        4.00%       5.00%        6.00%       7.00%      8.00%
     SINGLE              JOINT               TAX          -----       -----        -----       -----      -----
     RETURN              RETURN            BRACKET            IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------------  ------------------  -------------  ------------------------------------------------------------
      $  0 - 26.3      $ 0 - 43.9          15.00%         4.71%       5.88%        7.06%       8.24%      9.41%
      26.3 - 63.6     43.9 - 106.0          28.00         5.56        6.94         8.33        9.72       11.11
     63.6 - 132.6     106.0 - 161.5         31.00         5.80        7.25         8.70        10.14      11.59
    132.6 - 288.4     161.5 - 288.4         36.00         6.25        7.81         9.38        10.94      12.50
      Over $288.4      Over $288.4          39.60         6.62        8.28         9.93        11.59      13.25


------------------------

*  See note following Table III.

         TAX-FREE INCOME VS. TAXABLE INCOME-CALIFORNIA TAX-FREE INCOME FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2000 federal individual and 1999+ California personal income tax rates. For example, a California couple with taxable income of $90,000 in 1999, or a single California individual with taxable income of $55,000 in 1999, whose investments earned a 6% tax-free yield, would have had to earn approximately a 9.19% taxable yield to receive the same benefit.


     TABLE II. 2000 FEDERAL AND 1999 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


                                          EFFECTIVE
       TAXABLE INCOME (000'S)             CALIFORNIA                         A TAX-FREE YIELD OF
--------------------------------------       AND       ------------------------------------------------------------
                                           FEDERAL            4.00%       5.00%      6.00%       7.00%      8.00%
     SINGLE               JOINT              TAX              -----       -----      -----       -----      -----
     RETURN              RETURN            BRACKET            IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------------  ------------------  -------------  ------------------------------------------------------------
     $19.7 - 26.3     $39.4 - 43.9          20.10%            5.01%       6.26%      7.51%       8.76%     10.01%
      26.3 - 27.3      43.9 - 54.7          32.32             5.91         7.39       8.87       10.34      11.82
      27.3 - 34.5      54.7 - 69.1          33.76             6.04         7.55       9.06       10.57      12.08
      34.5 - 63.6     69.1 - 106.0          34.70             6.13         7.66       9.19       10.72      12.25

     63.6 - 132.6     106.0 - 161.5         37.42             6.39         7.99       9.59       11.19      12.78
    132.6 - 288.4     161.5 - 288.4         41.95             6.89         8.61      10.34       12.06      13.78
      Over $288.4      Over $288.4          45.22             7.30         9.13      10.95       12.78      14.60


------------------------

*  See note following Table III.

+ The rates shown reflect federal rates for 2000 and California rates for 1999 in effect as of the date thereof. Inflation adjusted income brackets for 2000 for California are not yet available, and the California rates thus are still subject to change with retroactive effect for 2000.


         TAX-FREE INCOME VS. TAXABLE INCOME-NEW YORK TAX-FREE INCOME FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 2000 federal individual, and New York State and New York City personal, income tax rates. For example, a New York City couple with taxable income of $90,000 in 2000, whose investments earned a 4% tax-free yield, would have had to earn approximately a 6.22% taxable yield to receive the same benefit. A couple who lives in New York State outside New York City with taxable income of $90,000 in 2000 would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.


         Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 2000, who lives in New York City and whose investments earn a 4% tax-free yield, would have had to earn approximately a 6.22% taxable yield to receive the same benefit. A single individual with a taxable income of $55,000 in 2000, who lives in New York State outside of New York City, would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.


        TABLE III. 2000 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*


                                           EFFECTIVE
        TAXABLE INCOME (000'S)              COMBINED                        A TAX-FREE YIELD OF
--------------------------------------      FEDERAL      -----------------------------------------------------------
                                            NYS/NYC          4.00%      5.00%       6.00%       7.00%       8.00%
     SINGLE               JOINT               TAX            -----      -----       -----       -----       -----
     RETURN              RETURN             BRACKET            IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------------  ------------------  ---------------  -----------------------------------------------------------
     $ 0 - 26.3        $ 0 - 43.9            23.99%          5.26%      6.58%       7.89%       9.20%      10.52%
    26.3 - 63.6       43.9 - 106.0            35.65          6.22        7.77        9.32       10.88       12.43
   63.6 - 132.6       106.0 - 161.5           38.33          6.49        8.11        9.73       11.35       12.97
  132.6 - 288.4       161.5 - 288.4           42.80          6.99        8.74       10.49       12.24       13.99
    Over $288.4        Over $288.4            46.02          7.41        9.26       11.12       12.97       14.82


       TAXABLE INCOME (000'S)              EFFECTIVE                        A TAX-FREE YIELD OF
--------------------------------------      COMBINED     -----------------------------------------------------------
                                            FEDERAL         4.00%      5.00%       6.00%       7.00%       8.00%
     SINGLE               JOINT             NYS TAX         -----      -----       -----       -----       -----
     RETURN              RETURN             BRACKET            IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------------  ------------------  ---------------  -----------------------------------------------------------
     $ 0 - 26.3         $0 - 43.9            20.82%         5.05%      6.31%       7.58%       8.84%      10.10%
    26.3 - 63.6       43.9 - 106.0            32.93         5.96        7.46        8.95       10.44       11.93
   63.6 - 132.6       106.0 - 161.5           35.73         6.22        7.78        9.34       10.89       12.45

  132.6 - 288.4       161.5 - 288.4           40.38         6.71        8.39       10.06       11.74       13.42
    Over $288.4        Over $288.4            43.74         7.11        8.89       10.66       12.44       14.22

-------------------
* Certain simplifying assumptions have been made in the tables. The amount of "Taxable Income" is the net amount subject to federal income tax after deductions and exemptions, assuming that all income is ordinary income. Any particular taxpayer's effective tax rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions, the phase out of deductions for personal exemptions, the taxability of social security or railroad retirement benefits or any state or local taxes payable on fund distributions (other than California, New York State and New York City personal income taxes in the cases of Tables II and III).

         The yields listed above are for illustration only and are not necessarily representative of a fund's yield. Each fund invests primarily in obligations the interest on which is exempt from federal income tax and, in the case of California Tax-Free Income Fund, from California personal income tax and, in the case of New York Tax-Free Income Fund, from New York State and New York City personal income taxes; however, some of a fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date.

                                OTHER INFORMATION

         MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

         CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Trust may elect all of the board members of that Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of a Trust will be voted separately, except when an aggregate vote of all the series of a Trust is required by law.

         The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of a Trust.

         CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

         PRIOR NAMES. Prior to November 10, 1995, the Class C shares of the funds were called "Class D" shares.

         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

         COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

         COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, California 94111, serves as counsel to California Tax-Free Income Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York, 10103, serves as counsel to New York Tax-Free Income Fund with respect to New York law.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS

         The funds' Annual Reports to Shareholders for their last fiscal years ended February 29, 2000 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                    APPENDIX

                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG-3. Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative quality. Debt Instruments in this category lack margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

--Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1.     Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3.     Issuers (or supporting institutions) assigned this rating
have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME.   Issuers assigned this rating do not fall within any of the
Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

         A-1.   A short-term obligation rated A-1 is rated in the highest
category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its
financial commitment on these obligations is extremely strong.   A-2.   A
short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial
commitment on the obligation is satisfactory.   A-3.   A short-term obligation
rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its
financial commitments on the obligation.   C.   A short-term obligation rated C
is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial
commitment on the obligation.   D.   A short-term obligation rated D is in
payment default. The D ating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                      [This page intentionally left blank]

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.






                                 ------------














                                                                    PaineWebber
                                                  National Tax-Free Income Fund

                                                                    PaineWebber
                                                     Municipal High Income Fund


                                                                    PaineWebber
                                                California Tax-Free Income Fund

                                                                    PaineWebber
                                                  New York Tax-Free Income Fund



                                     ------------------------------------------

                                            Statement of Additional Information
                                                                  June 30, 2000
                                     ------------------------------------------






                                                                    PAINEWEBBER



-C- 2000 PaineWebber Incorporated.  All rights reserved.

                            PART C. OTHER INFORMATION

Item 23.  EXHIBITS

         (1)   Amended and Restated Declaration of Trust(1)

         (2)   Restated By-Laws(1)

         (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest(2)

         (4)   (a)   Investment Advisory and Administration Contract(1)

               (b)   Investment Advisory and Administration Fee Agreement(1)

         (5)   (a)   Distribution Contract (Class A Shares)(1)

               (b)   Distribution Contract (Class B Shares)(1)

               (c)   Distribution Contract (Class C Shares)(3)

               (d)   Distribution Contract (Class Y Shares)(3)

               (e)   PaineWebber Dealer Agreement (Class A Shares)(1)

               (f)   PaineWebber Dealer Agreement (Class B Shares)(1)

               (g)   PaineWebber Dealer Agreement (Class C Shares)(3)

               (h)   PaineWebber Dealer Agreement (Class Y Shares)(3)

         (6)   Bonus, profit sharing or pension plans - none

         (7)   Custodian Agreement(1)

         (8)   Transfer Agency Agreement(1)

         (9)   Opinion and consent of counsel (filed herewith)

         (10)  Other opinions, appraisals, rulings, and consents:

               (a)   Auditor's consent (filed herewith)

               (b) Consent of Special Counsel with respect to California law (filed herewith)

         (11)  Financial statements omitted from prospectus - none

         (12)  Letter of investment intent(1)

         (13)  (a)   Plan of Distribution pursuant to Rule 12b-1 with respect to
                     Class A Shares(4)

               (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares(4)

               (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares(4)

         (14)  and

         (27)  Financial Data Schedule (not applicable)

         (15)  Plan pursuant to Rule 18f-3(5)

         (16) Code of Ethics for Registrant, its investment adviser and its principal distributor (filed herewith)


--------------------------------

(1) Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement, SEC File No. 2-98149, filed July 1, 1998.

(2) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII, X of the Registrant's Restated By-Laws.

(3) Incorporated by reference from Post-Effective Amendment No. 21 to the registration statement, SEC File No. 2-98149, filed July 1, 1996.

(4) Incorporated by reference from Post-Effective Amendment No. 28 to the registration statement, SEC File No. 2-98149, filed June 30, 1999.

(5) Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement, SEC File No. 2-98149, filed September 23, 1996.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25. INDEMNIFICATION

         Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

         Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

         Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Section 9 of the Investment Advisory and Administration Contract ("Advisory Contract") provides that Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Section 10 of the Advisory Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Advisory Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

         Section 9 of each Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins, its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Distribution Contract.

         Section 9 of each PaineWebber Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").


         Section 10 of the Distribution Contract contains provisions similar to that of Section 10 of the Advisory Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

                  ALL AMERICAN TERM TRUST INC.
                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  MANAGED HIGH YIELD PLUS FUND INC.
                  MITCHELL HUTCHINS LIR MONEY SERIES
                  MITCHELL HUTCHINS PORTFOLIOS
                  MITCHELL HUTCHINS SECURITIES TRUST
                  MITCHELL HUTCHINS SERIES TRUST
                  PAINEWEBBER AMERICA FUND
                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                  PAINEWEBBER INDEX TRUST

                  PAINEWEBBER INVESTMENT SERIES
                  PAINEWEBBER INVESTMENT TRUST
                  PAINEWEBBER INVESTMENT TRUST II
                  PAINEWEBBER MANAGED ASSETS TRUST
                  PAINEWEBBER MANAGED INVESTMENTS TRUST
                  PAINEWEBBER MASTER SERIES, INC.
                  PAINEWEBBER MUNICIPAL SERIES
                  PAINEWEBBER MUTUAL FUND TRUST
                  PAINEWEBBER OLYMPUS FUND
                  PAINEWEBBER SECURITIES TRUST
                  STRATEGIC GLOBAL INCOME FUND, INC.
                  2002 TARGET TERM TRUST INC.


         (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.


                                                                  Positions and Office With Underwriter or
Name                             Position With Registrant         Dealer
----                             ------------------------         ----------------------------------------
Margo N. Alexander*              Trustee and President            Chairman, Chief Executive Officer and a
                                                                  Director of Mitchell Hutchins and Executive
                                                                  Vice President and a Director of PaineWebber

Mary C. Farrell**                Trustee                          Managing Director, Senior Investment
                                                                  Strategist and member of the Investment
                                                                  Policy Committee of PaineWebber

Brian M. Storms*                 Trustee                          President and Chief Operating Officer of
                                                                  Mitchell Hutchins

Cynthia Bow*                     Vice President                   Vice President and a Portfolio Manager of
                                                                  Mitchell Hutchins

Thomas Disbrow***                Vice President and Assistant     First Vice President and a Senior Manager of
                                 Treasurer                        the Mutual Fund Finance Department of
                                                                  Mitchell Hutchins

Elbridge T. Gerry III*           Vice President                   Managing Director and a Portfolio Manager of
                                                                  Mitchell Hutchins

John J. Lee***                   Vice President and Assistant     Vice President and a Manager of the Mutual
                                 Treasurer                        Fund Finance Department of Mitchell Hutchins

Kevin J. Mahoney***              Vice President and Assistant     First Vice President and a Senior Manager of
                                 Treasurer                        the Mutual Fund Finance Department of
                                                                  Mitchell Hutchins

Dennis McCauley*                 Vice President                   Managing Director and Chief Investment
                                                                  Officer - Fixed Income of Mitchell Hutchins


                                      C-4

                                                                  Positions and Office With Underwriter or
Name                             Position With Registrant         Dealer
----                             ------------------------         ----------------------------------------
Ann E. Moran***                  Vice President and Assistant     Vice President and a Manager of the Mutual
                                 Treasurer                        Fund Finance Department of Mitchell Hutchins

Dianne E. O'Donnell**            Vice President and Secretary     Senior Vice President and Deputy General
                                                                  Counsel of Mitchell Hutchins

Paul H. Schubert***               Vice President and Treasurer    Senior Vice President and Director of the
                                                                  Mutual Fund Finance Department of Mitchell
                                                                  Hutchins

Barney A. Taglialatela***        Vice President and Assistant     Vice President and a Manager of the Mutual
                                 Treasurer                        Fund Finance Department of Mitchell Hutchins

Keith A. Weller**                Vice President and Assistant     First Vice President and Associate General
                                 Secretary                        Counsel of Mitchell Hutchins

---------------------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

         (c)      None


Item 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins Asset Management Inc. at 1285 Avenue of the Americas, New York, New York 10019 and 51 West 52nd Street New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of June, 2000.

                          PAINEWEBBER MUTUAL FUND TRUST

                          By:   /s/ Dianne E. O'Donnell
                                -----------------------
                                Dianne E. O'Donnell
                                Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                          Title                           Date
---------                          -----                           ----

/s/ Margo N. Alexander             President and Trustee           June 27, 2000
---------------------------        (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.         Trustee and Chairman            June 27, 2000
---------------------------        of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong           Trustee                         June 27, 2000
---------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt                Trustee                         June 27, 2000
---------------------------
Richard R. Burt *

/s/ Mary C. Farrell                Trustee                         June 27, 2000
---------------------------
Mary C. Farrell *

/s/ Meyer Feldberg                 Trustee                         June 27, 2000
---------------------------
Meyer Feldberg *

/s/ George W. Gowen                Trustee                         June 27, 2000
---------------------------
George W. Gowen *

/s/ Frederic V. Malek              Trustee                         June 27, 2000
---------------------------
Frederic V. Malek *

/s/ Carl W. Schafer                Trustee                         June 27, 2000
---------------------------
Carl W. Schafer *

/s/ Brian M. Storms                Trustee                         June 27, 2000
---------------------------
Brian M. Storms **

/s/ Paul H. Schubert               Vice President and Treasurer    June 27, 2000
---------------------------        (Chief Financial and
Paul H. Schubert                   Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of PaineWebber Managed Investments Trust, SEC File 2-91362, filed June 1, 1999.

                          PAINEWEBBER MUTUAL FUND TRUST

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
NUMBER


         (1)   Amended and Restated Declaration of Trust(1)

         (2)   Restated By-Laws(1)

         (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest(2)

         (4)   (a)   Investment Advisory and Administration Contract(1)

               (b)   Investment Advisory and Administration Fee Agreement(1)

         (5)   (a)   Distribution Contract (Class A Shares)(1)

               (b)   Distribution Contract (Class B Shares)(1)

               (c)   Distribution Contract (Class C Shares)(3)

               (d)   Distribution Contract (Class Y Shares)(3)

               (e)   PaineWebber Dealer Agreement (Class A Shares)(1)

               (f)   PaineWebber Dealer Agreement (Class B Shares)(1)

               (g)   PaineWebber Dealer Agreement (Class C Shares)(3)

               (h)   PaineWebber Dealer Agreement (Class Y Shares)(3)

         (6)   Bonus, profit sharing or pension plans - none

         (7)   Custodian Agreement(1)

         (8)   Transfer Agency Agreement(1)

         (9)   Opinion and consent of counsel (filed herewith)

         (10)  Other opinions, appraisals, rulings, and consents:

               (a)    Auditor's consent (filed herewith)

               (b) Consent of Special Counsel with respect to California law (filed herewith)

         (11)  Financial statements omitted from prospectus - none

         (12)  Letter of investment intent(1)

         (13)  (a)    Plan of Distribution pursuant to Rule 12b-1 with respect
                      to Class A Shares(4)

               (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares(4)

               (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares(4)

         (14)  and

         (27)  Financial Data Schedule (not applicable)

         (15)  Plan pursuant to Rule 18f-3(5)

         (16) Code of Ethics for Registrant, its investment adviser and its principal distributor (filed herewith)

----------------------

(1) Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement, SEC File No. 2-98149, filed July 1, 1998.

(2) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII, X of the Registrant's Restated By-Laws.

(3) Incorporated by reference from Post-Effective Amendment No. 21 to the registration statement, SEC File No. 2-98149, filed July 1, 1996.

(4) Incorporated by reference from Post-Effective Amendment No. 28 to the registration statement, SEC File No. 2-98149, filed June 30, 1999.

(5) Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement, SEC File No. 2-98149, filed September 23, 1996.